Exhibit (c)(86)

Project Alpine Special Committee Materials October 6, 2018 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Table of Contents Antero Situation Overview I AM Financial Analysis II AMGP Financial Analysis III Analysis of Transaction IV Pro Forma Impact V Pro Forma Trading Analysis VI After-Tax Pro Forma Impact Supplemental Materials VII Appendix 2 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

I. Antero Situation Overview 3 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Prior vs. Current

Since September 2, 2018 Special Committee Meeting

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- Updated materials to reflect most recent AMGP Proposal:
  - Non-AR AM Unitholders - 1.6350x AMGP shares, $3.00 cash consideration, and a special one-time distribution on AM units of $0.415 to the non-AR AM unitholders (All-in exchange ratio of 1.8333x)(1)
  - AR AM Unitholders - 1.6023x AMGP shares, $3.00 cash consideration (All-in exchange ratio of 1.7765x)(1)
- Series B units exchanged for 17.354mm AMGP shares
- Addition of Tallgrass Energy, LP to pro forma comparable peer set
- Comparables multiples updated to 2019 and 2020 from 2018 and 2019
- Adjusted status quo AMGP terminal multiple and yield ranges based on market changes
- Change in effective date to 12/31/2018 from 6/30/2018
- AM tax basis rolled forward to YE 2018 from YE 2017
- Hypothetical Trading Analysis based on 2019E dividends rather 2H 2018E Annualized dividends
- Updated equity in unconsolidated affiliates to exclude the book depreciation on the underlying JV's
- Has/gets analysis
  - Prior DDM analysis driven by SQ distributions which has been corrected to reference PF dividends
  - Corrected Unlevered FCF calculation
- Updated materials for market prices at close 10/3/2018

Source: FactSet as of 10/3/2018.
(1) As of 10/3/2018 based on a 20-VWAP pricing

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Summary of Transaction

Proposal Component	Description

Consideration

- Each Non-AR AM Common Unit to receive:
  - 1.6350 AMGP shares
  - $3.00 Cash
  - $0.415 special cash distribution at closing
- For each common unit held, AR to receive:
  - 1.6023 AMGP shares
  - $3.00 Cash

Proposal Premiums

	2/23/2018	10/3/2018	Implied Offer	Premiums 2/23/2018	Premiums 10/3/2018
Spot AM Price	$26.49	$29.44	$32.16	21.4%	9.2%
20-Day Average XR	1.4173x	1.7321x	1.8333x	29.4%	5.8%
20-Day Average Adj-XR	1.5068x	1.8521x	1.8333x	21.7%	(1.0%)
Spot AMGP Price	$19.19	$17.58	--	--	--
Spot XR	1.3804x	1.6746x	1.8333x	32.8%	9.5%
Spot Adj-XR	1.4702x	1.7889x	1.8333x	24.7%	2.5%

Series B Valuation

- Series B units will be exchanged for 17.354mm AMGP shares
- Implies ~$301mm valuation at market close as of September 21, 2018
- Newly issued AMGP shares will vest on the same schedule as Series B units
  - Unvested new AMGP shares do not accrue dividends

Pro Forma Ownership Splits

- Pro forma for transaction equity ownership breakdown as follows:
  - AM Unitholders: ~59.9%
  - AMGP Shareholders: ~36.6%
  - Series B Unitholders: ~3.4%

AMGP's Original Stated Rationale for Transaction

- **Streamlined Transaction Structure**
  - Single, publicly-traded midstream corporation
  - Alignment of management incentives between AM unitholders, AMGP shareholders and Series B unitholders
- **Improved Financial Performance**
  - Elimination of IDR's will reduce PF AMGP's cost of capital relative to SQ entity
  - Elimination of Series B will increase cash available for distribution to PF equity owners
  - Expected elimination of cash taxes payable by PF AMGP through 5-year forecast as a result of the tax basis "step-up" attributable to the Transaction and additional depreciation generated from capital investment
- **Enhanced Trading Metrics**
  - PF AMGP will have larger float and greater liquidity
  - Larger potential investor base given institutional investor preference for traditional C-corp structure
  - New shares should, over time, be eligible for inclusion in major indices further expanding investor universe

Governance

- PF AMGP will be reestablished as a Delaware C-corp
- 9-member independent, Board of Directors with no more than 4 appointed by AR, the Sponsors or Management
- AR, the Sponsors, and Management agree to vote in support of independent directors nominated by the Nominations & Governance Committee or in proportion to the votes cast by public stockholders

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Antero Entities Ownership Overview

($ in millions, unless otherwise noted)

Metric	AR	AM	AMGP
Price (as of 10/3/2018)	$18.47	$29.44	$17.58
Fully Diluted Shares O/S	322	188	186
Market Equity Value	5,945	5,538	3,274
GP Equity Value	-	3,274	-
Total Equity Value	5,945	8,811	3,274
Net Debt[2]	5,274	1,400	(5)
Series B Value	-	-	76
Total Enterprise Value	$11,220	$10,212	$3,345
Value of AM Units Held	*$2,929*		

Organizational Structure Overview



Sponsors
Management
Public Shareholders
Management
20%
38%
9%
72%
19%
Antero Midstream GP LP ("AMGP")
42%
Public Shareholders
100%
100% Series A Units
Antero Resources ("AR")
Antero Midstream Partners GP LLC
Antero IDR Holdings ("IDR LLC")
100% Series B Units
Management
Non-Econ GP
100% IDRs
53% LP
Antero Midstream Partners LP ("AM")
47% LP
Public Unitholders

Sponsor/Management Ownership	AR			AM			AMGP - Series A			AMGP - Series B[1]			Total
	# Shares (000s)	*Value ($MM)*	*% Outstanding*	*# Units (000s)*	*Value ($MM)*	*% Outstanding*	*# Shares (000s)*	*Value ($MM)*	*% Outstanding*	*Units (000s)*	*Value ($MM)*	*% Outstanding*	*Total Aggregate Investment*
Warburg Pincus LLC	46,609	$861	14.7%	-	-	-	55,110	$969	29.6%	-	-	-	$1,830
Yorktown Partners LLC	12,905	$238	4.1%	-	-	-	15,534	$273	8.3%	-	-	-	$511
Total Sponsor	59,514	$1,099	18.8%	-	-	-	70,644	$1,242	37.9%	-	-	-	$2,341
Paul Rady	16,350	$302	5.2%	303	$9	0.2%	19,997	$352	10.7%	48	$45	48.7%	$708
Glen Warren	10,823	$200	3.4%	207	$6	0.1%	14,931	$262	8.0%	32	$30	32.5%	$499
Other	3	$0	0.0%	353	$10	0.2%	2,937	$52	1.6%	19	$18	18.9%	$80
Total Management	29,787	$502	8.6%	863	$25	0.5%	37,865	$666	20.3%	99	$93	100.0%	$1,286
TOTAL	89,301	$1,601	27.3%	863	$25	0.5%	108,509	$1,908	58.3%	99	$93	100.0%	$3,627

Source: Company filings, FactSet as of 10/3/2018.
(1) 50% of Series B remain unvested; remaining 50% will vest half on 12/31/2018 and half on 12/31/2019. All shares automatically vest upon the liquidation of IDR LLC. Value based on 6% of AMGP equity value above $2,000mm.
(2) AR net debt consolidates for AM.

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Antero Midstream Timeline

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Relative Performance Since AM IPO (11/5/2014)[1,2]



AM
AM Peers
AMGP
AMGP Peers
AR
AMZ
Notable Events
Primary Issuance
Secondary Issuance
11/5/2014
AM IPO
3/24/2016
AM prices offering of ~8MM common units (~$179MM) from AR
2/6/2017
AM prices public offering of ~6MM common units (~$198MM)
9/6/2017
AM prices public offering of ~10MM common units (~$315MM) from AR
12/22/2017
The Tax Cuts & Jobs Act is signed into law
2/14/2018
SailingStone Capital files 13D disclosing 11% stake in Antero Resources
2/23/2018
Antero Midstream Partners announces the formation of Special Committee
18%
(12%)
(22%)
(25%)
(43%)
(65%)
150%
125%
100%
75%
50%
25%
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18

Source: Company filings, FactSet as of 10/3/2018.
Note: AM peers include BPMP, CNXM, EQM, HESM, NBLX, PXSP, SHLX, WES, and VLP. AMGP peers include EQGP and WGP.
Note: AM peer selection considered E&P sponsored MLPs and high-growth MLPs, categorized as such if current - 2022E distribution growth CAGR is greater than 10%.
(1) Indexed values reflect total return on investment. Distributions and dividends reinvested at current market price on date paid.
(2) AM price performance indexed to IPO price of $25.00 and AMGP price performance indexed to IPO price of $23.50.

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Antero Midstream Timeline

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Relative Performance Since Committee Announcement (2/23/2018)(1)



AM
AM Peers
AMGP
AMGP Peers
AM E&P Sponsored Peers
AR
AMZ
130%
120%
110%
100%
90%
80%
Feb-18
Mar-18
Apr-18
May-18
May-18
Jun-18
Jul-18
Aug-18
Aug-18
Sep-18
11%
6%
6%
(3%)
(8%)
(10%)
(14%)

Source: Company filings, FactSet as of 10/3/2018.
Note: AM peers include BPMP, CNXM, EQM, HESM, NBLX, PXSP, SHLX, WES, and VLP. AM E&P Sponsored peers include CNXM, EQM, HESM, and NBLX. AMGP peers include EQGP and WGP.
Note: AM peer selection considered E&P sponsored MLPs and high-growth MLPs, categorized as such if current - 2022E distribution growth CAGR is greater than 10%.
(1) Indexed values reflect total return on investment. Distributions and dividends reinvested at current market price on date paid.

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Antero Midstream Timeline Relative Performance Since Committee Announcement (2/23/2018)(1) AM CNXM EQ M HESM NBL X 140% 130% 120% 11% 11% 7% 110% 100% 90% (15%) 80% (24%) 70% 60% 23-Feb-18 18-Mar-18 10-Apr-18 3-May-18 26-May-18 18-Jun-18 11-Jul-18 3-Aug-18 26-Aug-18 18-Sep-18 9 Source: Company filings, FactSet as of 10/3/2018. (1) Indexed values reflect total return on investment. Distributions and dividends reinvested at current market price on date paid. CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Historical Exchange Ratio Analysis

Since AMGP IPO (5/4/17) | Based on Spot Prices

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($ in millions, unless otherwise noted)

Historical AM/AMGP Exchange Ratio

Sample Adjusted XR Calculation

	Contractual Valuation	Yield-Based Valuation	At Transaction Contractual Valuation
AMGP Shares Outstanding	186.2	186.2	186.2
AMGP Units Issued	NA	NA	314.9
AMGP Price	$17.58	$17.58	$17.58
AMGP Market Value	$3,273	$3,273	$8,810
2018E Series B CF	*NA*	*$7*	*NA*
2018E Yield	*NA*	*2.8%*	*NA*
Series B Threshold	*$2,000*	*NA*	*$2,000*
Series B Redemption Right	*6.0%*	*NA*	*6.0%*
Implied Series B Valuation	$76	$241	$409
AMGP Equity Value Including Series B	$3,350	$3,515	$9,218
Series B Conversion Units	17.4	17.4	23.2
AMGP Units Outstanding Including Series B	203.6	203.6	524.4
Adj. AMGP Share Price	$16.46	$17.27	$17.58
Current AM Share Price	$29.44	$29.44	$29.44
Adjusted XR	**1.789x**	**1.705x**	**1.675x**

Period	Market XR	Adj. XR(1)	% Premium / (Discount) to Market XR at Transaction	% Premium / (Discount) to Adj. XR at Transaction
At Transaction	--	1.833x	--	--
Current	1.675x	1.789x	9.5%	2.5%
3-Month Average (Current)	1.678x	1.790x	9.3%	2.4%
30-Day Average (Current)	1.721x	1.840x	6.5%	(0.4%)
2/23/2018	1.380x	1.470x	32.8%	24.7%
3-Month Average (at 2/23/2018)	1.484x	1.580x	23.5%	16.1%
30-Day Average (at 2/23/2018)	1.444x	1.535x	26.9%	19.4%
Since AMGP IPO Average	1.580x	1.683x	16.0%	8.9%



2.20x
2.00x
1.80x
1.60x
1.40x
1.20x
AMGP Proposal
Spot XR
Adj. XR
At 2/23/2018
1.833x
1.789x (1)
1.675x
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18

Source: Company filings, FactSet as of 10/3/2018.

(1) Adjusted to reflect proposed Series B conversion, with AMGP share price calculated as (AMGP equity value + [(AMGP equity value - $2bn) x 6%])/(AMGP fully diluted shares outstanding + 17.354mm) based on AMGP 20-Day VWAP on the day prior to transaction.

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II. AM Financial Analysis 11 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Selected Comparable Company Analysis Dist. Growth 2018E to 2020E CAGR Unit Price at 10/3/2018 Total Equity Market Value(1) Enterprise Value % Dist. to GP/IDRs Price (Yield) DCF / LP Unit EBITDA 2018E Coverage Company Current 2018E 2019E 2020E 2019E 2020E DCF / Unit DCF / Unit Source: FactSet as of 10/3/2018 and Wall Street research. (1) (2) (3) (4) Values GP and IDR cash flow at LP yield for MLPs with non-public GPs. Defined as high-growth MLP if current – 2020E distribution growth CAGR is greater than 10%. Based on Wall Street consensus estimates as compiled by FactSet. Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream. Implied unit prices are calculated based on Management projections. 12 (5) LP Distribution / Unit Yield Range Implied Unit Price AM at Mgmt.AM at WSC Low Median High Low Median High 2018E Distribution$1.72$1.718.4%6.1%5.6% Yield $20.34$28.06$30.83 Metric Multiple Range Implied Unit Price(5) AM at Mgmt.AM at WSC Low Median High Low Median High 2019E LP$2.74$2.717.1x11.4x13.3x $19.52$31.09$36.56 2020E LP$3.24$3.177.2x10.6x12.6x $23.26$34.24$40.67 Metric Multiple Range Implied Unit Price (5) AM at Mgmt.AM at WSC Low Median High Low Median High 2019E EBITDA$989$9318.1x10.6x11.8x $17.09$30.44$36.79 2020E EBITDA$1,222$1,1526.7x8.7x10.6x $18.10$31.53$43.46 Mean $5,766 $7,720 13% 21% 6.5% 6.6% 10.8x 9.8x 10.4x 8.7x 1.30x Median $4,119 $5,293 14% 28% 6.0% 6.1% 11.4x 10.6x 10.6x 8.7x 1.29x Low $1,288 $1,877 6% 0% 5.4% 5.6% 8.4x 7.2x 8.1x 6.7x 1.03x High $12,280 $16,466 20% 38% 8.4% 8.4% 13.3x 12.6x 11.8x 10.6x 2.00x E&P Sponsored Mean $5,643 $7,774 14% 18% 7.0% 7.1% 9.8x 9.0x 10.0x 8.1x 1.32x E&P Sponsored Median $1,643 $3,346 15% 12% 6.9% 7.0% 9.2x 8.5x 10.5x 8.1x 1.19x Other High - Growth MLP Mean $5,920 $7,653 13% 24% 5.8% 6.0% 12.1x 11.4x 10.9x 9.5x 1.28x Other High - Growth MLP Median $5,462 $7,018 13% 30% 5.5% 5.8% 11.8x 11.2x 10.6x 9.5x 1.32x AM at WSC (3,4) $29.44 $8,888 $10,283 28% 30% 5.3% 5.8% 10.9x 9.3x 11.0x 8.9x 1.24x AM at Mgmt. Estimates $29.44 $8,888 $10,283 29% 31% 5.3% 5.8% 10.7x 9.1x 10.4x 8.4x 1.28x E&P Spon. Western Gas Partners, L.P. $45.43 $12,280 $16,466 6% 35% 8.4% 8.4% 9.2x 9.2x 11.4x 10.3x 1.09x CNX Midstream Partners LP 19.47 1,404 1,877 15% 12% 6.9% 7.0% 8.4x 7.2x 8.1x 6.7x 1.29x HG & E&P Spon.(2)` Hess Midstream Partners LP 23.07 1,288 3,346 15% 2% 6.0% 6.1% 12.6x 11.5x 10.5x 7.7x 1.19x Noble Midstream Partners LP 39.28 1,643 2,811 20% 5% 5.4% 5.6% 9.6x 7.3x 9.7x 6.8x 2.00x EQT Midstream Partners LP 52.96 11,601 14,371 14% 35% 8.2% 8.3% 9.2x 7.9x 10.5x 8.7x 1.03x Other High Growth MLP Shell Midstream Partners LP 21.91 6,804 8,743 12% 28% 6.7% 6.8% 11.4x 10.8x 10.6x 8.5x 1.10x BP Midstream Partners LP 19.35 2,082 2,375 15% 0% 5.6% 5.7% 11.7x 10.6x 10.6x 8.9x 1.31x Valero Energy Partners LP 40.42 4,119 5,293 14% 32% 5.4% 5.6% 11.9x 11.5x 10.6x 10.6x 1.39x Phillips 66 Partners LP 52.99 10,675 14,200 10% 38% 5.4% 5.8% 13.3x 12.6x 11.8x 10.1x 1.33x M K L Enterprise Value / I J Price / G H LP Distribution / Unit / F E D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Precedents | MLP Transactions Analysis 8/24/18 Enbridge Inc. Spectra Energy Partners, LP 27,810 12.0x 26,945 11.6x 3,276 5.7% 0% Yes C-Corp Affiliate 6/19/18 Cheniere Energy Inc. Cheniere Energy Partners LP Holdings 5,651 10.7x 5,526 10.4x 1,240 2.2% 0% No C-Corp Affiliate 3/26/18 Tall Grass Energy GP, LP Tallgrass Energy Partners, LP 8,361 12.0x 8,083 11.6x 1,686 0.6% 0% Yes C-Corp Affiliate 1/2/18 Archrock, Inc Archrock Partners, LP 2,438 9.6x 2,358 9.3x 607 23.4% 0% Yes C-Corp Affiliate 5/18/17 Energy Transfer Partners, LP PennTex Midstream Partners, LP 963 12.6x 873 11.4x 280 20.1% 100% Yes MLP Affiliate 4/3/17 World Point Terminals, Inc. World Point Terminals, LP 594 9.1x 570 8.8x 159 5.8% 100% Yes C-Corp Affiliate 1/27/17 Enbridge Energy Company Midcoast Energy Partners, LP 1,176 11.4x 1,194 11.6x 170 (8.6%) 100% Yes C-Corp Affiliate 10/24/16 American Midstream Partners LP JP Energy Partners LP 476 8.6x 476 8.6x 302 9.1% 0% No MLP 3rd Party 5/30/16 SemGroup Corp. Rose Rock Midstream 2,034 12.0x 2,034 12.0x 771 0.0% 0% Yes C-Corp Affiliate 8/1/16 Transocean, Inc Transocean Partners 1,202 3.5x 1,153 3.3x 259 20.8% 0% No C-Corp Affiliate 7/13/15 MPLX LP MarkWest Energy Partners, LP 22,360 22.8x 22,360 22.8x 16,612 36.3% 8% No MLP 3rd Party 4/6/15 Tesoro Logistics LP QEP Midstream Partners LP 1,145 7.5x 1,104 7.2x 394 8.6% 0% No MLP Affiliate 10/26/14 Williams Partners LP Access Midstream Partners LP 34,256 10.5x 34,256 10.5x 21,944 (0.2%) 0% No MLP Affiliate 11/12/14 Enterprise Products Partners LP Oiltanking Partners LP 4,289 23.0x 4,243 22.8x 1,392 1.7% 0% No MLP Affiliate 8/10/14 Kinder Morgan Inc. El Paso Pipeline Partners 13,677 11.9x 13,193 11.4x 5,421 15.4% 12% Yes C-Corp Affiliate 10/10/13 Regency Energy Partners LP PVR Partners LP 5,659 13.5x 5,659 13.5x 3,931 25.7% 1% No MLP 3rd Party 5/6/13 Inergy Midstream LP Crestwood Midstream Partners LP 2,643 14.6x 2,643 14.6x 1,661 14.5% 4% No MLP 3rd Party 2/23/11 Enterprise Products Partners Duncan Energy Partners LP 3,282 9.5x 2,973 8.6x 1,006 28.1% 0% No MLP Affiliate Mean 12,092 9.8x 11,802 9.6x 4,240 9.7% 37% Affiliate 3rd Party Overall Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011. Note: Considers transactions where target is an MLP. (1) (2) (3) (4) Based on Wall Street research. Non-adjusted transaction TEV values affiliated and non-affiliated units at offer price. Adjusted transaction TEV value affiliated units at market price and non-affiliated units at offer price. Illustrative transaction value for PF AMGP at Transaction includes conversion of Series B units, AM existing debt, and the purchase of AM units outstanding. Excludes transaction fees. AM public unitholder premium to Series B implied current XR of 1.789x. 13 AMGP Proposal C-Corp Buying MLP Median $4,375 10.6x $4,284 10.5x $1,078 8.8% 6% Median $4,289 10.6x $4,243 10.5x $1,240 8.6% 0% Mean 15,264 10.8x 15,056 10.5x 6,217 10.1% 25% Median $4,858 13.5x $4,858 13.5x $1,982 15.2% 4% Mean 5,653 14.0x 5,642 14.0x 3,831 18.7% 22% Median $4,573 11.2x $4,550 11.2x $1,674 11.9% 0% Mean 12,720 11.6x 12,564 11.4x 5,586 12.4% 24% (4) Premium to Current Antero Midstream GP LP Antero Midstream Partners LP $11,165 11.3x ---- --9.5% 11% Yes C-Corp Affiliate Premium to Series B Adjusted Antero Midstream GP LP (4)Antero Midstream Partners LP 11,165 11.3x ---- --2.5% 11% Yes C-Corp Affiliate 1/29/13 Kinder Morgan Energy Partners LP Copano Energy LLC 4,858 14.9x 4,858 14.9x 3,911 23.5% 0% No MLP 3rd Party 8/27/13 Plains All American LP PAA Natural Gas Storage LP 2,531 20.1x 2,434 19.4x 755 8.5% 0% No MLP Affiliate 7/24/14 Breitburn Energy Partners QR Energy LP 2,856 9.4x 2,856 9.4x 1,811 17.5% 19% No MLP 3rd Party 8/10/14 Kinder Morgan Inc. Kinder Morgan Energy Partners 52,566 8.8x 52,351 8.8x 27,351 12.0% 12% Yes C-Corp Affiliate 10/13/14 Targa Resources Partners LP Atlas Pipeline Partners LP 6,002 17.5x 6,002 17.5x 3,866 15.0% 3% No MLP 3rd Party 1/26/15 Energy Transfer Partners, LP Regency Energy Partners LP 18,593 11.0x 18,593 11.0x 11,276 13.2% 1% No MLP Affiliate 5/6/15 Crestwood Equity Partners, LP Crestwood Midstream Partners 6,920 11.9x 6,901 11.9x 3,381 17.2% 0% No MLP Affiliate 10/26/15 Western Refining, Inc. Northern Tier Energy 5,286 11.8x 5,185 11.5x 1,982 11.7% 65% Yes C-Corp 3rd Party 11/3/15 Targa Resources Corp. Targa Resources Partners LP 12,229 10.6x 12,138 10.5x 6,672 18.4% 0% Yes C-Corp Affiliate 9/26/16 Transcanada Columbia Pipeline Partners 3,464 4.9x 3,384 4.8x 915 11.1% 100% Yes C-Corp Affiliate 11/21/16 Sunoco Logistics Partners, LP Energy Transfer Partners, LP 54,455 9.7x 54,455 9.7x 21,965 (0.2%) 0% No MLP Affiliate 2/1/17 ONEOK, Inc ONEOK Partners, LP 23,654 12.0x 22,380 11.4x 9,309 25.8% 0% Yes C-Corp Affiliate 3/2/17 VTTI, B.V VTTI Energy Partners, LP 1,867 9.2x 1,842 9.1x 481 6.0% 100% Yes C-Corp Affiliate 8/29/17 Zenith Energy US, LP Arc Logistics Partners LP 736 12.9x 736 12.9x 407 15.2% 100% Yes MLP 3rd Party 2/7/18 Terra Nitrogen GP, Inc. Terra Nitrogen Co. LP 1,474 7.0x 1,432 6.8x $387 3.7% 100% Yes C-Corp Affiliate 5/17/18 Williams Companies Williams Partners, LP 57,793 12.6x 56,013 12.2x 10,427 6.4% 0% Yes C-Corp Affiliate 8/1/18 Energy Transfer Equity, L.P. Energy Transfer Partners 66,981 8.9x 66,915 8.9x 27,179 11.2% 0% No MLP Affiliate A B C D E F G H I J K L M Announcement Date Acquiror Target Transaction Value TEV / FY1 EBITDA(1,2) Adj. Transaction Value(1,3) Adj. TEV / FY1 EBITDA(1,3) Deal Value 1-Day Premium % Cash Taxable Transaction Buyer Type Transaction Type 9/18/18 Enbridge Inc. Enbridge Energy Partners $15,562 10.0x $15,541 10.0x $2,742 2.1% 0% Yes C-Corp Affiliate CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM DCF Analysis | AR Base Volumes Case

Valuation Effective Date: 12/31/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

Discount Rate	2022E DCF Multiple: 9.0x	10.5x	12.0x
8.0%	$39.27	$44.38	$49.49
10.0%	$37.39	$42.22	$47.06
12.0%	$35.63	$40.21	$44.79

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

Discount Rate	2022E Distribution Yield: 8.0%	7.0%	6.0%
8.0%	$48.17	$53.99	$61.73
10.0%	$45.78	$51.28	$58.62
12.0%	$43.55	$48.76	$55.71

Discounted Levered DCF Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
LP DCF per Unit	$2.74	$3.24	$3.75	$4.29
Discount Factor	0.954	0.867	0.788	
PV of LP DCF per Unit	$2.61	$2.81	$2.96	
Disc. LP DCF Total				$8.38
Terminal Multiple				10.5x
Terminal Disc. Factor				0.751
Implied Terminal Value per Unit				$33.84
Implied Value per Unit				$42.22

Discounted Distribution Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
LP Distribution Per Unit	$2.21	$2.85	$3.42	$4.10
Discount Factor	0.954	0.867	0.788	
PV of LP Dist. per Unit	$2.11	$2.47	$2.70	
Disc. LP Dist. Total				$7.28
Terminal Yield				7.0%
Terminal Disc. Factor				0.751
Implied Terminal Value per Unit				$44.01
Implied Value per Unit				$51.28

Source: Management projections and FactSet as of 10/3/2018.

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AM Illustrative AR Base Volumes Case Discounted Future Value AM Status Quo $61.14 $54.01 $53.45 $47.68 $47.42 $46.94 $41.65 $40.94 $36.09 $29.44 2019E 2020E 2021E 15 Source: Management projections and FactSet as of 10/3/2018. Note: Valuation based on annual distributions. Assumptions Management projections Valuation date as of 12/31/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 12/31/18 at 10% cost of equity Interim distributions discounted upon receipt to 12/31/18 6.0% 7.0% 8.0% Current Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM DCF Analysis | AR Downside Volumes Case

Valuation Effective Date: 12/31/2018

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

Discount Rate	2022E DCF Multiple: 9.0x	10.5x	12.0x
8.0%	$34.63	$39.11	$43.59
10.0%	$32.97	$37.21	$41.45
12.0%	$31.43	$35.44	$39.46

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

Discount Rate	2022E Distribution Yield: 8.0%	7.0%	6.0%
8.0%	$40.75	$45.60	$52.06
10.0%	$38.74	$43.33	$49.45
12.0%	$36.87	$41.22	$47.02

Discounted Levered DCF Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
LP DCF per Unit	$2.40	$3.02	$3.33	$3.76
Discount Factor	0.954	0.867	0.788	
PV of LP DCF per Unit	$2.29	$2.62	$2.63	
Disc. LP DCF Total				$7.54
Terminal Multiple				10.5x
Terminal Disc. Factor				0.751
Implied Terminal Value per Unit				$29.67
Implied Value per Unit				$37.21

Discounted Distribution Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
LP Distribution Per Unit	$2.15	$2.58	$2.97	$3.42
Discount Factor	0.954	0.867	0.788	
PV of LP Dist. per Unit	$2.05	$2.24	$2.34	
Disc. LP Dist. Total				$6.62
Terminal Yield				7.0%
Terminal Disc. Factor				0.751
Implied Terminal Value per Unit				$36.71
Implied Value per Unit				$43.33

Source: Management projections and FactSet as of 10/3/2018.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

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AM Illustrative AR Downside Volumes Case Discounted Future Value AM Status Quo $51.56 $47.21 $45.14 $43.06 $41.07 $40.32 $37.20 $36.48 $32.81 $29.44 2019E 2020E 2021E 17 Source: Management projections and FactSet as of 10/3/2018. Note: Valuation based on annual distributions. Assumptions Management projections Valuation date as of 12/31/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 12/31/18 at 10% cost of equity Interim distributions discounted upon receipt to 12/31/18 6.0% 7.0% 8.0% Current Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

SQ AM After Tax Distribution Discount Model

7% Yield-Based Terminal Value | AR Base Volumes Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

	2019E	2020E	2021E	2022E
BT LP Distribution Per Unit				$4.10
AT LP Distribution Per Unit	$2.21	$2.85	$3.41	$4.09
Discount Factor	0.954	0.867	0.788	0.717
PV of LP Dist. per Unit	$2.11	$2.47	$2.69	$2.93
Disc. LP Dist. Total				$10.20
Terminal Yield				7.0%
Implied Terminal Future Value per Unit				$58.57

Tax Calculation:	
Average Purchase Price	$26.64
Existing RoC	($6.15)
Beginning Tax Basis	**$20.49**

	2019E	2020E	2021E	2022E
Beg. Avg. Tax Basis / Unit	$20.49	$17.50	$13.99	$10.19
Less: Distributions / Unit	(2.21)	(2.85)	(3.42)	(4.10)
Plus: Net Income Allocated	(0.78)	(0.66)	(0.38)	0.05
Avg. EOY Basis / Unit	**$17.50**	**$13.99**	**$10.19**	**$6.14**

Implied Terminal Value per Unit	$58.57
Less: Basis at YE 2022E	($6.14)
Less: PAL at YE 2022E	($3.96)
Gain Subject to Tax	$48.47
Capital Gain	$29.53
Ordinary Gain	$18.94
Total Gain	**$48.47**
Total Tax on Gain per Unit	
Tax on Ordinary Gain - 33.4%	$6.33
Tax on Capital Gain - 23.8%	7.03
State Tax on Ordinary Income - 5.2%	0.98
State Tax on Capital Gain - 5.2%	1.53
Total Tax on Gain	**$15.87**
Total Effective Tax Rate	*32.7%*
After-Tax Future Value per Unit	$42.70
Terminal Disc. Factor	*0.683*
Implied Present Value per Unit at 6% Terminal Yield	$44.10
Implied Present Value per Unit at 7% Terminal Yield	$39.36
Implied Present Value per Unit at 8% Terminal Yield	$35.81

Source: Management projections and FactSet as of 10/3/2018.
Note: Assumes Unit sold on 12/31/2022.

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SQ AM After Tax Distribution Discount Model

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

7% Yield-Based Terminal Value | AR Downside Volumes Case

	2019E	2020E	2021E	2022E
BT LP Distribution Per Unit				$3.42
AT LP Distribution Per Unit	$2.14	$2.58	$2.96	$3.41
Discount Factor	0.954	0.867	0.788	0.717
PV of LP Dist. per Unit	$2.05	$2.24	$2.34	$2.44
Disc. LP Dist. Total				$9.06
Terminal Yield				7.0%
Implied Terminal Future Value per Unit				$48.86
Tax Calculation:				
Average Purchase Price	$26.64			
Existing RoC	($6.15)			
Beginning Tax Basis	**$20.49**			

	2019E	2020E	2021E	2022E
Beg. Avg. Tax Basis / Unit	$20.49	$17.57	$14.32	$10.97
Less: Distributions / Unit	(2.15)	(2.58)	(2.97)	(3.42)
Plus: Net Income Allocated	(0.78)	(0.66)	(0.38)	0.05
Avg. EOY Basis / Unit	**$17.57**	**$14.32**	**$10.97**	**$7.61**
Implied Terminal Value per Unit				$48.86
Less: Basis at YE 2022E				($7.61)
Less: PAL at YE 2022E				($3.96)
Gain Subject to Tax				$37.29
Capital Gain				$18.35
Ordinary Gain				$18.94
Total Gain				**$37.29**
Total Tax on Gain per Unit				
Tax on Ordinary Gain - 33.4%				$6.33
Tax on Capital Gain - 23.8%				4.37
State Tax on Ordinary Income - 5.2%				0.98
State Tax on Capital Gain - 5.2%				0.95
Total Tax on Gain				**$12.63**
Total Effective Tax Rate				*33.9%*
After-Tax Future Value per Unit				$36.23
Terminal Disc. Factor				*0.683*
Implied Present Value per Unit at 6% Terminal Yield				$37.75
Implied Present Value per Unit at 7% Terminal Yield				$33.80
Implied Present Value per Unit at 8% Terminal Yield				$30.84

Source: Management projections and FactSet as of 10/3/2018.
Note: Assumes Unit sold on 12/31/2022.

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III. AMGP Financial Analysis 20 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Selected Comparable Company Analysis Unit Price at 10/3/2018 Total Entity Equity Value Total Entity TEV Implied GP Equity Value Implied GP TEV Price (Yield)(1) GP EBITDA(2) CAFD(3) 2018E - 2022E Dist. CAGR Company Current 2018E 2019E 2020E 2019E 2020E EQT GP Holdings LP(6) $21.08 $6,376 $6,878 $5,221 $6,376 5.8% 5.7% 14.7x 12.1x 13.7x 11.8x 25.5% Western Gas Equity Partners, LP 31.97 7,000 8,242 4,722 6,998 7.3% 7.4% 14.7x 12.8x 12.4x 10.9x 11.0% CAFD With Series B Conversion Source: FactSet as of 10/3/2018 and Wall Street research. Note: Implied GP value calculated as the equity value of GP - equity value of the LP units held + net debt held by the GP. (1) (2) Total entity distribution yield calculated as GP distribution per unit / share over current GP unit / share price. Total entity enterprise value calculated as the equity value of GP + net debt held by the GP. GP EBITDA calculated as total distributions to the GP. For AMGP, EBITDA calculated as total distributions to IDR, LLC less Series B payments. Implied GP equity value calculated as GP share / unit price times GP shares outstanding. Cash available for distribution (CAFD) calculated as GP EBITDA less interest expense and maintenance capex. Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream. Implied share prices are calculated based on Management projections. EQGP Pro Forma for RMP acquisition announced April 2018. “Total HoldCo Distributions with Series B Conversion” calculated as HoldCo distributions with post-tax Series B payments added back in over (AMGP FD S/O + 17.3mm Series B converted units). (3) (4) (5) (6) (7) 21 Total HoldCo Distributions Yield Range Implied Total Entity Share Price(7) AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High 2018E Distribution $106 $105 7.4% 6.6% 5.7% Yield $7.00 $7.88 $9.00 Series B AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High 2019E $166 $177 12.4x 13.0x 13.7x $10.08 $10.57 $11.07 AMGP at Mgmt. Estimates AMGP at WSC Low Median High Low Median High With Series 2019E EBITDA $237 $237 14.7x 14.7x 14.7x B Conversion $16.98 $17.02 $17.06 Implied GP Share Price (5) Multiple Range Metric Implied Total Entity Share Price(5) Multiple Range Metric Series B Mean $6,688 $7,560 $4,971 $6,687 6.5% 6.6% 14.7x 12.5x 13.0x 11.3x 18.2% Median $6,688 $7,560 $4,971 $6,687 6.5% 6.6% 14.7x 12.5x 13.0x 11.3x 18.2% Low $6,376 $6,878 $4,722 $6,376 5.8% 5.7% 14.7x 12.1x 12.4x 10.9x 11.0% High $7,000 $8,242 $5,221 $6,998 7.3% 7.4% 14.7x 12.8x 13.7x 11.8x 25.5% AMGP at WSC(4) $17.58 $3,350 $3,350 $3,350 $3,345 2.8% 3.1% 20.3x 14.7x 20.3x 14.1x 58.2% AMGP at Mgmt Estimates $17.58 $3,350 $3,350 $3,350 $3,345 2.8% 3.1% 14.9x 9.9x 20.2x 13.4x 58.2% M K L Implied GP Equity Value / I J Total Entity Enterprise Value / G H Total Entity Distribution / Unit / F E D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP DCF Analysis | AR Base Volumes Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AMGP with Series B Value Conversion | Valuation Effective Date: 12/31/2018

Discounted Levered DCF[1] Analysis

Distributions Attributable to IDR, LLC | Before Series B Payments

Discount Rate	2022E CAFD Multiple		
	12.0x	14.0x	16.0x
8.0%	$24.50	$28.01	$31.51
10.0%	$23.28	$26.59	$29.91
12.0%	$22.13	$25.27	$28.41

Discounted Distribution Analysis | Pre-Series B Payment

AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy

Discount Rate	2022E Distribution Yield		
	7.0%	6.0%	5.0%
8.0%	$28.48	$32.66	$38.50
10.0%	$27.04	$30.99	$36.52
12.0%	$25.69	$29.44	$34.67

Discounted Levered DCF[1] Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
HoldCo DCF	$178	$270	$352	$449
Discount Factor	0.954	0.867	0.788	
PV of GP FCF	$170	$234	$277	
Disc. IDR Distribution Total				$682
Terminal Multiple				14.0x
Terminal Disc. Factor				0.751
Implied Terminal Value Enterprise Value				$5,408
Less Net Debt / Corp. Adjustments				(5)
Implied Equity Value				$5,413
AMGP Shares O/S (Inclusive of 17.354mm Series B Conversion Shares)				203.6
Implied Equity Value per Share				$26.59

Discounted Distribution Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
Adj. GP Dist. Per Share[2]	$0.88	$1.33	$1.73	$2.21
Discount Factor	0.954	0.867	0.788	
PV of GP Dist. per Share	$0.84	$1.15	$1.36	
Disc. Adj. Dist. Total				$3.35
Terminal Yield				6.0%
Terminal Disc. Factor				0.751
Implied Terminal Value per Share				$27.64
Implied Equity Value per Share				$30.99

Source: Management projections and FactSet as of 10/3/2018.
(1) AMGP discounted DCF defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%.
(2) Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 17.354mm converted Series B units).

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AMGP Illustrative AR Base Volumes Case Discounted Future Value AMGP Status Quo $38.15 $32.35 $31.96 $28.21 $26.97 $26.15 $23.40 $21.93 $18.92 $17.58 2019E 2020E 2021E 23 Source: Management projections and FactSet as of 10/3/2018. Note: Valuation based on annual distributions. Net of Series B value. Assumptions Management projections Valuation date as of 12/31/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 12/31/18 at 10% cost of equity Interim distributions discounted upon receipt to 12/31/18 5% 6% 7% Current Share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP DCF Analysis | AR Downside Volumes Case

AMGP with Series B Value Conversion | Valuation Effective Date: 12/31/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Discounted Levered DCF[1] Analysis

Distributions Attributable to IDR, LLC | Before Series B Payments

Discount Rate	2022E CAFD Multiple: 12.0x	14.0x	16.0x
8.0%	$19.47	$22.21	$24.96
10.0%	$18.50	$21.10	$23.70
12.0%	$17.60	$20.06	$22.52

Discounted Distribution Analysis | Pre-Series B Payment

AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy

Discount Rate	2022E Distribution Yield: 7.0%	6.0%	5.0%
8.0%	$22.58	$25.85	$30.42
10.0%	$21.44	$24.53	$28.86
12.0%	$20.38	$23.31	$27.41

Discounted Levered DCF[1] Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
HoldCo DCF	$169	$231	$287	$352
Discount Factor	0.954	0.867	0.788	
PV of GP FCF	$161	$201	$227	
Disc. IDR Distribution Total				$589
Terminal Multiple				14.0x
Terminal Disc. Factor				0.751
Implied Terminal Value Enterprise Value				$4,289
Less Net Debt / Corp. Adjustments				(5)
Implied Equity Value				$4,295
AMGP Shares O/S (Inclusive of 17.354mm Series B Conversion Shares)				203.6
Implied Equity Value per Share				$21.10

Discounted Distribution Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
Adj. GP Dist. Per Share[2]	$0.83	$1.14	$1.41	$1.73
Discount Factor	0.954	0.867	0.788	
PV of GP Dist. per Share	$0.79	$0.99	$1.11	
Disc. Adj. Dist. Total				$2.89
Terminal Yield				6.0%
Terminal Disc. Factor				0.751
Implied Terminal Value per Share				$21.64
Implied Equity Value per Share				$24.53

Source: Management projections and FactSet as of 10/3/2018.
(1) AMGP discounted IDR distribution defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%.
(2) Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 17.354mm converted Series B units).

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

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AMGP Illustrative AR Downside Volumes Case Discounted Future Value AMGP Status Quo $30.14 $26.26 $25.60 $22.48 $22.36 $22.18 $19.27 $18.87 $16.29 $17.58 2019E 2020E 2021E 25 Source: Management projections and FactSet as of 10/3/2018. Note: Valuation based on annual distributions. Net of Series B value. Assumptions Management projections Valuation date as of 12/31/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 12/31/18 at 10% cost of equity Interim distributions discounted upon receipt to 12/31/18 5% 6% 7% Current Share Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

IV. Analysis of Transaction 26 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Analysis of Transaction ($ in millions, unless otherwise noted) AMGP 20-Day VWAP(1) $17.22 $17.58 $29.44 AMGP Market Price AM Market Price AM - Public Unitholders Equity XR Cash (Excl. Special Distribution) - $3.00 1.635x 0.174x 1.809x 0.024x (2) Equity + Cash (Excl. Special Distribution) XR Special Distribution ($) - $0.415 (2) All-In XR 1.833x Market Exchange Ratio Premium /(Discount) Market Exchange Ratio - Series B Adjusted Premium /(Discount) 1.675x 9.5% 1.789x 2.5% AM - AR Units Equity XR Cash (Excl. Special Distribution) Equity + Cash (Excl. Special Distribution) XR Special Distribution ($) 1.602x $3.00 1.777x - All-In XR 1.777x Implied Market Value Premium to Current AM Unit Price $31.17 5.9% 27 Source: Company filings, and FactSet as of 10/3/2018. (1)VWAP calculated as follows ((Sum of Daily VWAP)*(Sum of Daily Traded Value)) / (Sum of Daily Traded Value). (2)All cash adjustments to XR calculations utilize 20-day VWAP AMGP pricing. Implied Market Value $32.16 Premium to Current AM Unit Price 9.2% AMGP Proposal - X R Calculations CONFIDENTIAL DRAFT SUBJECT TO CHANGE

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Analysis of Transaction

($ in millions, unless otherwise noted)

A	B	C	D	E
		At AMGP Proposal[3]		
All-in Exchange Ratio to AR (At Current AMGP Sh. Price of $17.58)		1.7765x		
Premium to Implied AM Unit Price to AR (AMGP Share Price x All-in XR)		6.1%		
Implied AM Unit Price to AR		$31.23		
Fully Diluted AM Units Outstanding Owned by AR		98.9		
Implied Fully-Diluted AM Equity Value Owned by AR		$3,088		
All-in Exchange Ratio to Public (At Current AMGP Sh. Price of $17.58)		1.8333x		
Premium to Implied AM Unit Price to Public (AMGP Share Price x All-in XR)		9.5%		
Implied AM Unit Price to Public		$32.23		
Fully Diluted AM Units Outstanding Owned by Public		89.2		
Implied Fully-Diluted AM Equity Value Owned by Public		$2,876		
Total Implied Fully-Diluted AM Equity Value		$5,964		
AM Net Debt / (Cash)		1,628		
AMGP Net Debt / (Cash)		($5)		
Implied AMGP Equity Value[1]		$3,579	Comparable Metrics	
Implied AM Enterprise Value		$11,165		

AR Base Case

Multiples:	AM Statistic	At AMGP Proposal[3]	Trading Median	Transaction Median (NTM)
2019E EBITDA	$989	11.3x	10.6x	11.2x
2020E EBITDA	$1,222	9.1x	8.7x	
2019E DCF[2]	$515	11.6x	11.4x	
2020E DCF[2]	$609	9.8x	10.6x	
Current Yield to Public	$1.66	5.2%	6.0%	

AR Downside Volumes Case

	AM Statistic	At AMGP Proposal[3]	Trading Median	Transaction Median (NTM)
2019E EBITDA	$851	13.1x	10.6x	11.2x
2020E EBITDA	$1,105	10.1x	8.7x	
2019E DCF[2]	$451	13.2x	11.4x	
2020E DCF[2]	$568	10.5x	10.6x	
Current Yield to Public	$1.66	5.2%	6.0%	

Source: Company filings, and FactSet as for 10/3/2018.
(1) Includes Series B units exchanged for 17.354mm AMGP shares
(2) DCF attributable to the LP unitholders. DCF multiples based on total all-in implied equity consideration for AM public and AR.
(3) Each Public AM Common Unit to receive: 1.6350 AMGP shares, $3.00 Cash, and $0.415 special cash distribution. For each common unit held, AR to receive: 1.6023 AMGP shares and $3.00 Cash.

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Contribution Analysis | AR Base Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

Contribution Analysis Implied Ownership


AM
AMGP
2017A DCF
76.0%
24.0%
2018E DCF
70.4%
29.6%
2019E DCF
66.6%
33.4%
2020E DCF
65.7%
34.3%
2021E DCF
64.9%
35.1%
2022E DCF
64.5%
35.5%
2017A Distributions
82.9%
17.1%
2018E Distributions
75.9%
24.1%
2019E Distributions
71.4%
28.6%
2020E Distributions
68.2%
31.8%
2021E Distributions
66.5%
33.5%
2022E Distributions
65.2%
34.8%

Implied Exchange Ratio | Series B Adjusted[1,2]


At Transaction:
1.8333x
2017A DCF
3.175x
2018E DCF
2.380x
2019E DCF
1.992x
2020E DCF
1.920x
2021E DCF
1.851x
2022E DCF
1.813x
2017A Distributions
5.334x
2018E Distributions
3.147x
2019E Distributions
2.493x
2020E Distributions
2.146x
2021E Distributions
1.987x
2022E Distributions
1.872x

Source: Management projections. FactSet as of 10/3/2018.
Note: AM DCF calculated as LP interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments.
Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
Note: Cash tax shield from Series B depreciation of ~$6mm per year.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 17.354mm converted Series B units.
(2) Transaction: 1.6350x XR and $3.415 cash consideration / unit.

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Contribution Analysis | AR Downside Volumes Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
76.0%
24.0%
2018E DCF
70.5%
29.5%
2019E DCF
69.0%
31.0%
2020E DCF
66.1%
33.9%
2021E DCF
65.6%
34.4%
2022E DCF
64.9%
35.1%
2017A Distributions
82.9%
17.1%
2018E Distributions
75.9%
24.1%
2019E Distributions
71.8%
28.2%
2020E Distributions
69.3%
30.7%
2021E Distributions
67.8%
32.2%
2022E Distributions
66.5%
33.5%

Implied Exchange Ratio | Series B Adjusted[1,2]



At Transaction: 1.8333x
2017A DCF
3.175x
2018E DCF
2.385x
2019E DCF
2.229x
2020E DCF
1.949x
2021E DCF
1.909x
2022E DCF
1.847x
2017A Distributions
5.334x
2018E Distributions
3.147x
2019E Distributions
2.549x
2020E Distributions
2.260x
2021E Distributions
2.105x
2022E Distributions
1.987x

Source: Management projections. FactSet as of 10/3/2018.
Note: AM DCF calculated as LP interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments.
Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
Note: Cash tax shield from Series B depreciation of ~$6mm per year.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 17.354mm converted Series B units.
(2) At Transaction: 1.6350x XR and $3.415 cash consideration / unit.

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Contribution Analysis | AR Base Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow

Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
78.5%
21.5%
2018E DCF
72.4%
27.6%
2019E DCF
68.6%
31.4%
2020E DCF
67.0%
33.0%
2021E DCF
65.8%
34.2%
2022E DCF
64.9%
35.1%
2017A Distributions
82.9%
17.1%
2018 Distributions
75.9%
24.1%
2019 Distributions
71.4%
28.6%
2020 Distributions
68.2%
31.8%
2021 Distributions
66.5%
33.5%
2022 Distributions
65.2%
34.8%

Implied Exchange Ratio | Series B Adjusted[1,2]



At Transaction:
1.8333x
2017A DCF
3.649x
2018E DCF
2.627x
2019E DCF
2.189x
2020E DCF
2.029x
2021E DCF
1.924x
2022E DCF
1.848x
2017A Distributions
5.334x
2018 Distributions
3.147x
2019 Distributions
2.493x
2020 Distributions
2.146x
2021 Distributions
1.987x
2022 Distributions
1.872x

Source: Management projections. FactSet as of 10/3/2018.
Note: AM DCF calculated as LP interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF less taxes on total IDR DCF less G&A expenses. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
Note: Cash tax shield from Series B depreciation of ~$6mm per year.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 17.354mm converted Series B units.
(2) At Transaction: 1.6350x XR and $3.415 cash consideration / unit.

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Contribution Analysis | AR Downside Volumes Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AMGP DCF Contribution Based On Theoretical Taxes On All Distributable Cash Flow

Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
78.5%
21.5%
2018E DCF
72.5%
27.5%
2019E DCF
70.2%
29.8%
2020E DCF
67.6%
32.4%
2021E DCF
66.7%
33.3%
2022E DCF
65.8%
34.2%
2017A Distributions
82.9%
17.1%
2018 Distributions
75.9%
24.1%
2019 Distributions
71.8%
28.2%
2020 Distributions
69.3%
30.7%
2021 Distributions
67.8%
32.2%
2022 Distributions
66.5%
33.5%

Implied Exchange Ratio | Series B Adjusted[1,2]



At Transaction:
1.8333x
2017A DCF
3.649x
2018E DCF
2.631x
2019E DCF
2.359x
2020E DCF
2.089x
2021E DCF
2.007x
2022E DCF
1.922x
2017A Distributions
5.334x
2018 Distributions
3.147x
2019 Distributions
2.549x
2020 Distributions
2.260x
2021 Distributions
2.105x
2022 Distributions
1.987x

Source: Management projections. FactSet as of 10/3/2018.
Note: AM DCF calculated as LP interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF less taxes on total IDR DCF less G&A expenses. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
Note: Cash tax shield from Series B depreciation of ~$6mm per year.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 17.354mm converted Series B units.
(2) At Transaction: 1.6350x XR and $3.415 cash consideration / unit.

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Implied Exchange Ratios[1]

AM & AMGP

At Transaction: 1.8333x

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AR Base Volumes Case

Discounted Levered DCF Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.246x	1.584x	2.019x
10.0%	1.250x	1.588x	2.022x
12.0%	1.254x	1.591x	2.024x

Discounted Distribution Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.251x	1.653x	2.167x
10.0%	1.254x	1.655x	2.168x
12.0%	1.256x	1.657x	2.168x

PV of Future Share Price

PV of FSP at 10% Discount Rate	YE 2019	YE 2020	YE 2021
Low	1.907x	1.780x	1.690x
Mid	1.867x	1.741x	1.652x
High	1.813x	1.690x	1.603x

AR Downside Volumes Case

Discounted Levered DCF Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.387x	1.760x	2.239x
10.0%	1.391x	1.764x	2.240x
12.0%	1.396x	1.767x	2.242x

Discounted Distribution Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.340x	1.764x	2.306x
10.0%	1.342x	1.766x	2.306x
12.0%	1.345x	1.768x	2.306x

PV of Future Share Price

PV of FSP at 10% Discount Rate	YE 2019	YE 2020	YE 2021
Low	2.014x	1.893x	1.804x
Mid	1.972x	1.852x	1.763x
High	1.915x	1.798x	1.710x

Source: Management projections. FactSet as of 10/3/2018.
Note: AM distributable cash flow defined as distributable cash flow attributable to AM LP unitholders. AMGP distributable cash flow defined as HoldCo DCF with pre-tax Series B payments added back in. AMGP share values based on Shares Outstanding including 17.354mm additional shares from Series B conversion.
(1) Low AM to high AMGP and high AM to low AMGP implied unit and share prices compared to assess full range of potential exchange ratios.

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33

Premiums Paid Analysis | MLP Transactions

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

				Premium					
A	B	C	D	E	F	G	H	I	J
Announcement Date	Target	Acquiror	Transaction Value	1-Day Premium	Unaffected 1-Day Premium	Unaffected Date	Taxable Transaction	Acquiror Performance Since Day Prior to Announcement	AMZ Performance Since Day Prior to Announcement
9/18/18	Enbridge Energy Partners	Enbridge Inc.	$15,562	2.1%	11.6%	5/17/18	Yes	4.7%	4.4%
8/24/18	Spectra Energy Partners, LP	Enbridge Inc.	27,810	5.7%	19.4%	5/17/18	Yes	(0.3%)	0.6%
8/1/18	Energy Transfer Partners, LP	Energy Transfer Equity, L.P.	66,981	11.2%	11.2%	NA	No	(0.5%)	4.2%
6/19/18	Cheniere Energy Partners LP Holdings	Cheniere Energy Inc.	5,651	2.2%	10.7%	5/16/18	No	(3.5%)	9.4%
5/17/18	Williams Partners, LP	Williams Companies	57,793	6.4%	16.5%	3/15/18	Yes	16.1%	9.5%
3/26/18	Tallgrass Energy Partners, LP	Tall Grass Energy GP, LP	8,361	0.6%	(18.4%)	2/7/18	Yes	40.3%	21.7%
2/7/18	Terra Nitrogen Co. LP	Terra Nitrogen GP, Inc.	1,474	3.7%	3.7%	NA	Yes	N/A	3.0%
1/2/18	Archrock Partners, LP	Archrock, Inc	2,438	23.4%	23.4%	NA	Yes	27.1%	5.6%
8/29/17	Arc Logistics Partners LP	Zenith Energy US, LP	736	15.2%	15.2%	NA	Yes	N/A	6.4%
5/18/17	PennTex Midstream Partners, LP	Energy Transfer Partners, LP	963	20.1%	17.8%	10/24/16	Yes	0.6%	(4.4%)
3/2/17	VTTI Energy Partners, LP	VTTI, B.V	1,867	6.0%	6.0%	NA	Yes	N/A	(12.2%)
4/3/17	World Point Terminals, LP	World Point Terminals, Inc.	594	5.8%	5.8%	NA	Yes	N/A	(10.1%)
2/1/17	ONEOK Partners, LP	ONEOK, Inc	23,654	25.8%	25.8%	NA	Yes	25.0%	(11.9%)
1/27/17	Midcoast Energy Partners, LP	Enbridge Energy Company	1,176	(8.6%)	(8.6%)	NA	Yes	(19.1%)	(14.4%)
11/21/16	Energy Transfer Partners, LP	Sunoco Logistics Partners, LP	54,455	(0.2%)	(0.2%)	NA	No	(12.2%)	(3.9%)
10/24/16	JP Energy Partners LP	American Midstream Partners	476	9.1%	9.1%	NA	No	(60.9%)	(7.5%)
9/26/16	Transcanada	Columbia Pipeline Partners LP	3,464	11.1%	9.9%	3/16/16	Yes	(7.8%)	(7.1%)
8/1/16	Transocean Partners LLC	Transocean Inc.	1,202	20.8%	20.8%	NA	No	14.3%	(8.4%)
5/30/16	Rose Rock Midstream	SemGroup Corp.	2,034	0.0%	0.0%	NA	Yes	(12.2%)	(3.7%)
11/3/15	Targa Resources Partners LP	Targa Resources Corp.	12,229	18.4%	18.4%	NA	Yes	(7.3%)	(13.0%)
10/26/15	Northern Tier Energy	Western Refining, Inc.	5,286	11.7%	11.7%	NA	Yes	N/A	(10.3%)
7/13/15	MarkWest Energy Partners, LP	MPLX LP	22,360	36.3%	36.3%	NA	No	(44.8%)	(27.4%)
5/6/15	Crestwood Midstream Partners	Crestwood Equity Partners, LP	6,920	17.2%	17.2%	NA	No	(44.3%)	(35.7%)
4/6/15	QEP Midstream Partners LP	Tesoro Logistics LP	1,145	8.6%	(14.0%)	10/18/14	No	(7.7%)	(32.5%)
1/26/15	Regency Energy Partners LP	Energy Transfer Partners, LP	18,593	13.2%	13.2%	NA	No	N/A	(35.7%)
10/26/14	Access Midstream Partners LP	Williams Partners LP	34,256	(0.2%)	(5.7%)	6/13/14	No	(17.3%)	(43.3%)
10/13/14	Atlas Pipeline Partners LP	Targa Resources Partners LP	6,002	15.0%	15.0%	NA	No	N/A	(40.5%)
11/12/14	Oiltanking Partners LP	Enterprise Products Partners LP	4,289	1.7%	(0.9%)	9/30/14	No	(21.5%)	(41.9%)
8/10/14	Kinder Morgan Energy Partners	Kinder Morgan Inc.	52,566	12.0%	12.0%	NA	Yes	(49.7%)	(41.7%)
8/10/14	El Paso Pipeline Partners	Kinder Morgan Inc.	13,677	15.4%	15.4%	NA	Yes	(49.7%)	(41.7%)
7/24/14	QR Energy LP	Breitburn Energy Partners	2,856	17.5%	17.5%	NA	No	N/A	(44.8%)
10/10/13	PVR Partners LP	Regency Energy Partners LP	5,659	25.7%	25.7%	NA	No	N/A	(33.9%)
8/27/13	PAA Natural Gas Storage LP	Plains All American LP	2,531	8.5%	8.5%	NA	No	(47.2%)	(34.2%)
5/6/13	Crestwood Midstream Partners LP	Inergy Midstream LP	2,643	14.5%	14.5%	NA	No	N/A	(35.7%)
1/29/13	Copano Energy LLC	Kinder Morgan Energy Partners LP	4,858	23.5%	23.5%	NA	No	N/A	(32.0%)
2/23/11	Duncan Energy Partners LP	Enterprise Products Partners	3,282	28.1%	28.1%	NA	No	35.5%	(22.8%)
Median				**11.5%**	**12.6%**				
Mean				**11.9%**	**18.3%**				
Taxable Transactions Median				**6.2%**	**13.6%**				
Taxable Transactions Mean				**9.5%**	**10.3%**				
At Transaction: **Premium to Current**				**9.5%**	**32.8%**				
Premium to Series B Adjusted				**2.5%**	**24.7%**				

Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011.
Note: Considers transactions where target is an MLP. Unaffected 1-Day premium for transaction as of 2/23/2018, prior to Special Committee formation announcement.

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34

V. Pro Forma Impact for Transaction 35 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Assumptions | Pre-Unitholder Tax

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Transaction Assumptions

- Transaction effective on 12/31/2018
- To acquire AM, AMGP will convert into a C-Corp in a 100% stock transaction
- Base case assumes:
  - Each outstanding Public AM common unit exchanged for 1.6350 AMGP shares and $3.415 cash per AM unit, for an all-equity equivalent exchange ratio of 1.8333x
  - Each outstanding AM common unit held at AR will be exchanged for 1.6023 AMGP shares and $3.00 cash per AM unit, for an all-equity equivalent exchange ratio of 1.7765x
  - All existing Series B units exchanged for 17.354mm AMGP shares
- Assumes Company provided pf coverage ratio to drive pf dividend policy
- Step-up depreciation due to
  - Capex allocated on a 5-20 year MACRs schedule depending on capex category
  - Goodwill based on inside tax basis and 704(c) and 743(b) extrapolation provided by PwC
- $650mm refinancing of revolver debt with 5.5% term loan issued on 12/31/2018
- New capex financed by $500mm senior unsecured issuance in 2018, 2019, 2020, and 2022 at a 5.000% interest rate

Series B Conversion

	At Current	At Transaction Proposed
AMGP SQ Units Outstanding	186.2	186.2
AR Implied XR		1.6023x
AM Implied XR		1.6350x
AMGP Common Units Issued	-	304.3
Pre-Series B Fully Diluted Post-Transaction Share Count	**186.2**	**490.5**
20-Day AMGP VWAP as of 10/03/2018	$17.22	$17.22
Impled Pre-Series Market Cap ($mm)	$3,207	$8,447
AMGP Shares Issued for Series B Conversion	**4.204**	**17.354**
Series B Valuation Threshold ($mm)	*$2,000*	*NA*
Series B Conversion Rate	*6.00%*	*NA*
Post-Series B Fully Diluted Post-Transaction Share Count	**190.4**	**507.9**
Impled Post-Series Market Cap ($mm)	$3,279	$8,746
Implied Series B Valuation	**$72**	**$299**
% Shares Issued to AM	*--*	*59.9%*
% AMGP Shares Oustanding	*97.8%*	*36.7%*
% Class B Shares Outstanding	*2.2%*	*3.4%*

Sources & Uses At Proposed Transaction

Sources		Uses	
AMGP Equity Issued[1]	$5,655	Purchase Non-Affiliated AM Units O/S	$2,565
AM Debt Rolled to AMGP Balance Sheet	1,628	Purchase Affiliated AM Units O/S	$2,785
Revolver Draw	626	Conversion of Series B Units	305
		Cash Consideration - Affiliated Units	297
		Cash Consideration - Non-Affiliated Units	305
		Transaction Fees[2]	24
		AM Existing Debt	1,628
Total Sources	**$7,908**	**Total Uses**	**$7,908**

AMGP Ownership Comparison



Status Quo
Sponsors 38.0%
Existing Public 40.9%
Mgmt. 21.1%
Pro Forma
Prior AM Public 28.7%
Existing Public 15.0%
Mgmt. 7.7%
Series B 3.4%
Sponsors 13.9%
AR 31.2%

3.4% Series B share under Transaction

Source: FactSet as of 10/3/2018.
(1) Includes equity issued for Series B unit conversion into AMGP shares.
(2) Provided by Management.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

36

Exchange Ratio Calculation Detail

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

	A	B	C	D	E	F	G	H	I
	Gross Cash Consideration (W Special Dividend)	Equity Component XR	Cash Component XR[1]	All-In XR	Taxes Payable	Net Excess Cash Consideration	Equity Component XR	Secondary Shares Purchased[2]	Net After-Tax XR
At Transaction	$3.415	1.6350x	0.1983x	1.8333x	($2.96)	$0.45	1.6350x	0.0259x	1.6609x

Source: Company filings, FactSet as of 10/3/2018.
(1) Based on AMGP 20-day VWAP price.
(2) Based on AMGP share price of $17.58 as of 10/3/2018

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
37

xes Payable ($2.96) SUBJECT TO CHANGE et C a sh Consideration $0.45 Sec ondary Shares Purc hased 0.0259x AM Distributable Cash Flow Accretion / (Dilution) - % AMGP Distributable Cash Flow Accretion / (Dilution) - % At 1.0x AM Coverage At 1.8333x Exchange Ratio 1.8333x XR (1) (2) 1.6609x XR 29.8% 20.2% 19.7% 17.4% 16.6% 12.4% 15.8% 23.6% 9.5% 12.4% 21.6% 17.3% 6.3% 8.9% 5.7% 8.5% 1.8% (0.8%) 4.9% 2 1.8%8E H 201 2019E 2020E 2021E $3.14 $3.30 2021E 2022E $3.65 $3.96 2019E 2020E $1.07 $0.94 $2.65 $2.69 2019E 2020E 2021E 2022E Pro Forma AMGP: $1.63 $1.98 $2.38 $2.74 AM Distribution Accretion / (Dilution) - % At 1.8333x Exchange Ratio AMGP Distribution Accretion / (Dilution) - % 0.3% 0.2% 0.2% 0.2% 35.4% (9.3%) (9.2%) (9.2%) (9.1%) 15.8% 6.8% 2019E 2020E 2021E 2022E 0.5% 2019E 2020E 2021E 2022E (1) Pro Forma AMGP at 1.6609x: Pro Forma AMGP at 1.8333x: $2.01 $2.21 $2.59 $2.86 $3.10 $3.43 $3.73 $4.11 Pro Forma AMGP: $1.21 $1.56 $1.87 $2.24 PF AMGP Coverage: 1.355x 1.275x 1.276x 1.225x 38 Source: Management projections and FactSet as of 10/3/2018. (1)Pre – Unitholder Tax; 1.8333x represents implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit. Cash assumed to be used to purchase additional secondary shares. (2)Post - Unitholder Tax; 1.6609x represents implied XR at 1.6350x equity XR; cash used to pay taxes, with any excess cash assumed to be used to purchase additional secondary shares. SQ AM Coverage:1.305x 1.164x 1.112x 1.052x Status Quo AMGP:$0.89 $1.35 $1.75 $2.23 $ Acc / (Dil):$0.32 $0.21 $0.12 $0.01 PF AMGP Coverage:1.355x 1.275x 1.276x 1.225x Status Quo AM:$2.21 $2.85 $3.42 $4.10 (2) $ Acc / (Dil):($0.20) ($0.26) ($0.32) ($0.37) $ Acc / (Dil):$0.00 $0.01 $0.01 $0.01 Status Quo AMGP: $1.26 $1.60 $1.96 $2.33 $ Acc / (Dil):$0.37 $0.38 $0.42 $0.40 Status Quo AM:$2.74 $1.04 $3.24 $2.97 $3.75$3.64 $4$.42.937 PF AMGP at 1.6609x: $2.72 ($0.13) $3.30 $0.05 $3.96$0.15 $4$.05.631 PF AMGP at 1.8333x: $3.00 ($0.04) $3.64 $0.33 $4.37$0.50 $5$.00.472 $ Acc / (Dil):($0.02) $0.06 $0.21 $0.27 $ Acc / (Dil):$0.26 $0.40 $0.62 $0.75 Accretion / (Dilution) Pre – Unitholder Tax(1,2) | AM & AMGP | AR Base Case All-In XR 1.8333x Gr Ta N oss CCasOh CNonFsIidDerEatNioTn IAL DRAF$3T.415 XR Equity Component 1.6350x Net After-Tax XR 1.6609x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PV Distribution Analysis | AR Base Case SQ AM Distribution/Unit PF AMGP Dividend/Share at Mgmt. Coverage PF AMGP Dividend at 1.6350x X R $2.21 $1.21 $1.97 $2.85 $1.56 $2.55 $3.42 $1.87 $3.06 $4.10 $2.24 $3.67 $0.42 PV Factor 1.00 0.95 0.87 0.79 0.72 SQ AM Distribution/Unit PF AMGP Dividend/Share at Mgmt. Coverage PF AMGP Dividend at 1.6464x X R $2.21 $1.21 $1.99 $2.85 $1.56 $2.56 $3.42 $1.87 $3.08 $4.10 $2.24 $3.69 $0.42 PV Factor 1.00 0.95 0.87 0.79 0.72 39 Source: Management, FactSet as of 10/3/2018. Note: Discount Factor based on 10% Cost of Equity. I mplied PF AMGP Present Value per Share$0.42 ($0.21) ($0.25) ($0.27) ($0.29) Cumulative PF AMGP Present Value per Share$0.42 $0.20 ($0.04) ($0.31) ($0.61) Net PF/SQ Distribution Cash Flows$0.42 ($0.22) ($0.29) ($0.34) ($0.41) 2019E2020E2021E2022E I mplied PF AMGP Present Value per Share$0.42 ($0.22) ($0.26) ($0.29) ($0.31) Cumulative PF AMGP Present Value per Share$0.42 $0.19($0.07)($0.36)($0.67) Net PF/SQ Distribution Cash Flows$0.42($0.24)($0.30) ($0.36) ($0.43) 2019E2020E2021E2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

oss CCasOh CNonFsIidDerEatNioTn IAL DRAF$3T.415 et Cash Consideration $0.45 Sec ondary Shares Purc hased 0.0259x AM Distributable Cash Flow Accretion / (Dilution) - % AMGP Distributable Cash Flow Accretion / (Dilution) - % At 1.0x AM Coverage 35.3% At 1.8333x Exchange Ratio 1.8333x XR (1) (2) 1.6609x XR 20.2% 14.7% 19.7% 14.2% 10.8% 15.8% 25.3% 12.4% 24.3% 5.7% 19.5% 3.89.9%% 3.4%8.5% 0.4% 4.9% (4.2%) 2 1.8%8E H 201 2019E 2020E 2021E $3.14 $3.30 2021E 2022E $3.65 $3.96 2019E 2020E $1.07 $0.94 $2.65 $2.69 2019E 2020E 2021E 2022E Pro Forma AMGP: $1.38 $1.82 $2.07 $2.34 AM Distribution Accretion / (Dilution) - % At 1.8333x Exchange Ratio AMGP Distribution Accretion / (Dilution) - % 2.3% 1.9% 1.9% (1.7%) 36.0% (7.3%) (7.7%) (7.7%) 24.8% (11.0%) 15.3% 8.6% 2019E 2020E 2021E 2022E 2019E 2020E 2021E 2022E Pro Forma AMGP at 1.6609x: Pro Forma AMGP at 1.8333x: $1.91 $2.11 $2.39 $2.64 $2.74 $3.02 $3.16 $3.48 Pro Forma AMGP: $1.15 $1.44 $1.65 $1.90 40 Source: Management projections and FactSet as of 10/3/2018. (1)Pre – Unitholder Tax; 1.8333x represents implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit. Cash assumed to be used to purchase additional secondary shares. (2)Post - Unitholder Tax; 1.6609x represents implied XR at 1.6350x equity XR; cash used to pay taxes, with any excess cash assumed to be used to purchase additional secondary shares. SQ AM Coverage:1.152x 1.210x 1.145x 1.116x PF AMGP Coverage:1.203x 1.269x 1.258x 1.238x Status Quo AMGP:$0.85 $1.15 $1.43 $1.75 $ Acc / (Dil):$0.30 $0.29 $0.22 $0.15 PF AMGP Coverage:1.203x 1.269x 1.258x 1.238x Status Quo AM:(1)$2.15 $2.58 $2.97 $3.42 (2) $ Acc / (Dil):($0.24) ($0.19) ($0.23) ($0.26) $ Acc / (Dil):($0.04) $0.06 $0.05 $0.06 Status Quo AMGP: $1.02 $1.45 $1.66 $1.96 $ Acc / (Dil):$0.36 $0.37 $0.40 $0.38 Status Quo AM:$2.40 $1.04 $3.02 $2.97 $3.33$3.64 $3$.47.637 PF AMGP at 1.6609x: $2.30 ($0.13) $3.03 $0.05 $3.45$0.15 $3$.09.131 PF AMGP at 1.8333x: $2.54 ($0.04) $3.35 $0.33 $3.80$0.50 $4$.03.172 $ Acc / (Dil):($0.10) $0.01 $0.11 $0.15 $ Acc / (Dil):$0.14 $0.33 $0.47 $0.55 Accretion / (Dilution) Pre – Unitholder Tax(1,2) | AM & AMGP | AR Downside Volumes Case All-In XR 1.8333x Gr Ta N xes PaSyUabBleJECT TO CHANG($E2.96) XR Equity Component 1.6350x Net After-Tax XR 1.6609x CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Growth Comparison at Transaction

Pre - Unitholder Tax | SQ AM, SQ AMGP, & PF AMGP

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

DCF per Unit / Share	2019E	2020E	2021E	2022E	2019E - 2022E CAGR
AR Base Case					
AM	$2.74	$3.24	$3.75	$4.29	16%
AMGP @ 1.0x AM Coverage	$1.26	$1.60	$1.96	$2.33	23%
PF AMGP	$1.64	$1.99	$2.39	$2.75	19%
AR Downside Volumes Case					
AM	$2.40	$3.02	$3.33	$3.76	16%
AMGP @ 1.0x AM Coverage	$1.02	$1.45	$1.66	$1.96	24%
PF AMGP	$1.38	$1.83	$2.08	$2.35	19%

Distributions / Dividends per Unit / Share	2019E	2020E	2021E	2022E	2019E - 2022E CAGR
AR Base Case					
AM	$2.21	$2.85	$3.42	$4.10	23%
AMGP	$0.89	$1.35	$1.75	$2.23	36%
PF AMGP	$1.21	$1.56	$1.87	$2.24	23%
AR Downside Volumes Case					
AM	$2.15	$2.58	$2.97	$3.42	17%
AMGP	$0.85	$1.15	$1.43	$1.75	27%
PF AMGP	$1.15	$1.44	$1.65	$1.90	18%

SQ AM Mgmt Dist Coverage (Base Case)	1.305x	1.164x	1.112x	1.052x
SQ AM Mgmt Dist Coverage (AR Downside Volumes Case)	1.152x	1.210x	1.145x	1.116x
PF AMGP Mgmt. Dividend Coverage (Base Case)	1.355x	1.275x	1.276x	1.225x
PF AMGP Mgmt. Dividend Coverage (AR Downside Volumes Case)	1.203x	1.269x	1.258x	1.238x

Source: Management projections and FactSet as of 10/3/2018.
Note: Coverage assumptions as provided by Management. PF AMGP coverage extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Base Case extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Downside Volumes base extrapolated based on fixed distributions provided for AR Downside Volumes Case.

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PF AMGP Selected Public Trading Comparables Midstream C-Corps & High – Growth MLPs Dist. Growth 2018E to 2020E CAGR(1) Unit Price at 10/3/2018 Price (Yield) DCF(2,3) EBITDA Company Equity Value TEV Current 2018E 2019E 2020E 2019E 2020E 2019E Kinder Morgan Inc ONEOK, Inc. Plains All American Pipeline GP SemGroup Corporation Targa Resources Corp. The Williams Companies, Inc. Tallgrass Energy, LP $18.24 68.43 25.08 22.22 58.38 27.98 24.27 $40,253 28,130 7,101 1,747 13,346 33,997 6,806 $76,807 36,468 6,909 4,574 19,561 55,037 6,806 4.4% 4.8% 4.8% 8.5% 6.2% 4.9% 8.0% 4.4% 4.7% 4.8% 8.6% 6.2% 4.9% 8.2% 25% 11% 10% 5% 1% 12% 5% 9.1x 15.0x 8.8x 7.2x 14.1x 11.0x 7.2x 8.7x 14.1x 8.1x 6.5x 10.3x 10.5x 7.8x 10.1x 14.3x 19.3x 10.5x 12.5x 12.5x 7.2x 9.7x 12.5x 19.3x 10.1x 10.3x 12.5x 7.2x 2.6x 1.3x 1.8x 1.5x 1.1x 1.3x 0.0x CNX Midstream Partners LP EQT Midstream Partners LP Hess Midstream Partners LP Noble Midstream Partners LP BP Midstream Partners LP Shell Midstream Partners LP Valero Energy Partners LP $19.47 52.96 23.07 39.28 19.35 21.91 40.42 $1,404 11,601 1,288 1,643 2,082 6,804 4,119 $1,877 14,371 3,346 2,811 2,375 8,743 5,293 6.9% 8.2% 6.0% 5.4% 5.6% 6.7% 5.4% 7.0% 8.3% 6.1% 5.6% 5.7% 6.8% 5.6% 15% 14% 15% 20% 15% 12% 14% 11.3x 9.9x 14.2x 10.4x 13.7x 13.4x 12.8x 8.4x 9.2x 12.6x 9.6x 11.7x 11.4x 11.9x 11.5x 14.3x 12.8x 12.7x 16.7x 14.5x 13.4x 8.1x 10.5x 10.5x 9.7x 10.6x 10.6x 10.6x 1.3x 1.0x 1.2x 2.0x 1.3x 1.1x 1.4x Source: FactSet as of 10/3/2018 and Wall Street research. Note: Assumes AMGP share price of $17.35 for offer / AM Proposal metrics. (1) (2) (3) (4) For C-corps, CAGR calculated using Q4 2017 dividend annualized and 2020E dividend. Calculated as equity value to LP DCF. DCF calculated as EBITDA less interest expense and maintenance capital. Defined as high-growth MLP if current – 2020E distribution growth CAGR is greater than 10%. 42 PF AMGP at AMGP Proposal$17.58$5,964$11,1655.2%5.3%28%11.6x9.8x11.3x9.1x1.4x Mean$11,809$18,3216.0%6.1%13%11.6x10.2x13.5x11.2x1.5x Median$6,804$6,9095.6%5.7%14%11.3x10.3x12.8x10.5x1.3x Midstream C-Corp Mean$20,762$33,2265.6%5.6%11%10.9x9.7x13.2x12.4x1.6x Midstream C-Corp Median$20,738$28,0144.8%4.8%10%10.0x9.5x12.5x11.4x1.4x High-Growth MLP Mean$4,134$5,5456.3%6.5%15%12.2x10.7x13.7x10.1x1.3x High-Growth MLP Median$2,082$3,3466.0%6.1%15%12.8x11.4x13.4x10.5x1.3x High - Growth MLPs(4) Non-IDR Midstream C-Corps L Coverage J K Enterprise Value / H I Equity Value / G E F Distribution / Unit / D C B A CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Has / Gets Analysis | AR Base Case

AM Pre - Unitholder Tax | Valuation Effective Date: 12/31/2018

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Stand Alone AM Implied Unit Price

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple 9.0x	10.5x	12.0x
8.0%	$39.27	$44.38	$49.49
10.0%	$37.39	$42.22	$47.06
12.0%	$35.63	$40.21	$44.79

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 8.0%	7.0%	6.0%
8.0%	$48.17	$53.99	$61.73
10.0%	$45.78	$51.28	$58.62
12.0%	$43.55	$48.76	$55.71

SQ vs PF Distribution Coverage

	2019E	2020E	2021E	2022E
SQ AM Coverage	1.305x	1.164x	1.112x	1.052x
PF AMGP Coverage	1.355x	1.275x	1.276x	1.225x

XR Adjusted PF AMGP Implied Share Price | 1.8333x XR[1]

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple 10.0x	12.0x	14.0x
8.0%	$47.75	$54.88	$62.01
10.0%	$45.60	$52.35	$59.09
12.0%	$43.59	$49.98	$56.37

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 7.0%	6.0%	5.0%
8.0%	$51.70	$58.63	$68.33
10.0%	$49.28	$55.84	$65.02
12.0%	$47.03	$53.24	$61.94

Discounted Cash Flow | Unlevered FCF[2] | Discounted at WACC

Discount Rate	2022E Terminal Multiple 11.0x	13.0x	15.0x
7.0%	$49.90	$58.53	$67.16
8.5%	$47.84	$56.12	$64.40
10.0%	$45.89	$53.83	$61.78

Source: Management projections and FactSet as of 10/3/2018.
(1) Implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit. Cash consideration added to implied share price at 1.6350x XR.
(2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q4 2018 net debt per share.

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Has / Gets Analysis | AR Downside Volumes Case

AM Pre - Unitholder Tax | Valuation Effective Date: 12/31/2018

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

Stand Alone AM Implied Unit Price

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple: 9.0x	10.5x	12.0x
8.0%	$34.63	$39.11	$43.59
10.0%	$32.97	$37.21	$41.45
12.0%	$31.43	$35.44	$39.46

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield: 8.0%	7.0%	6.0%
8.0%	$40.75	$45.60	$52.06
10.0%	$38.74	$43.33	$49.45
12.0%	$36.87	$41.22	$47.02

SQ vs PF Distribution Coverage

	2019E	2020E	2021E	2022E
SQ AM Coverage	1.152x	1.210x	1.145x	1.116x
PF AMGP Coverage	1.203x	1.269x	1.258x	1.238x

XR Adjusted PF AMGP Implied Share Price | 1.8333x XR(1)

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple: 10.0x	12.0x	14.0x
8.0%	$41.59	$47.70	$53.81
10.0%	$39.74	$45.52	$51.30
12.0%	$38.01	$43.49	$48.96

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield: 7.0%	6.0%	5.0%
8.0%	$44.78	$50.65	$58.87
10.0%	$42.72	$48.28	$56.06
12.0%	$40.80	$46.07	$53.44

Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC

Discount Rate	2022E Terminal Multiple: 11.0x	13.0x	15.0x
7.0%	$44.09	$51.50	$58.90
8.5%	$42.30	$49.40	$56.50
10.0%	$40.60	$47.42	$54.23

Source: Management projections and FactSet as of 10/3/2018.
(1) Implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit. Cash consideration added to implied share price at 1.6350x XR.
(2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q4 2018 net debt per share.

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Illustrative Discounted Future Value Pre – Unitholder Tax | SQ AM & PF AMGP | AR Base Case & AR Downside Volumes Case PF AMGP | 1.8333x XR Adjusted(1) | AR Base Case SQ AM | AR Base Case $55.57 $50.09 $53.45 $47.42 $40.94 $36.09 2019E SQ AM | AR de Volumes $47.88 $43.06 $37.20 $39.18 $40.32 $36.59 $36.48 $32.81 2019E 2020E 2021E 2019E 2020E 2021E Source: Management projections and FactSet as of 10/3/2018. Note: Valuation based on annual distributions. (1) Implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit. 45 Assumptions  Management projections | Valuation date as of 12/31/18  Future share price calculated at FY1 distributions divided by yield  Discounted to 12/31/18 at 10% cost of equity Interim distributions discounted upon receipt to 12/31/18 $29.44 Current AM Unit Price 5.0% 6.0% 7.0% Yield $61.14 $54.01 $46.94 $47.68 $41.65 2020E 2021E $65.21 $58.92 $53.15 $45.05 $48.69 $43.78 $39.27 2019E 2020E 2021E Downside Volumes Case $51.566.0% $47.21 $45.147.0% $41.07 8.0% PF AMGP | 1.8333x XR Adjusted(1) | AR Downsi Case$56.04 $52.55 $49.43 $44.75 $41.94 $42.04 Yield $29.44 5.0% 6.0% 7.0% Yield 6.0% 7.0% 8.0% Current AM Unit Price Yield CONFIDENTIAL DRAFT SUBJECT TO CHANGE

VI. Pro Forma Trading Analysis 46 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Pro Forma Trading AM Unit Price as of 10/3/2018: $29.44 Implied AM Ownership(1) AM 2019E ($2.21) 7.51% PF Mkt Cap Weighted Y ield ($1.21) 6.55% AMGP 2019E ($0.89) 5.07% 8.00% 6.00% 5.00% 59.9% $27.67 $29.49 $33.82 $36.90 $43.65 $44.27 Source: Company Management, FactSet as of 10/3/2018. Note: Implied AM unit price based on spot AMGP share price. (1) Assumes equity ownership based on exchange ratio net of cash credit. 47 Cash Adj. AMGP Proposal 1.833x Exchange Ratio A H Exchange Ratio Adjusted Implied AM Unit Price 2019E Dividend Y ield G F E D C B CONFIDENTIAL DRAFT SUBJECT TO CHANGE

VII. After-Tax Pro Forma Impact Supplemental Materials 48 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Transaction Tax Implications At Transaction Average Tax Basis Calculation(1)  Average tax basis of $20.49 per unit for public AM unitholders as of YE 2018 Antero Resourc es Antero Resourc es - WaterARC Public Unitholders 90,841,730 8,028,605 94,757,401 $1.06 26.90 20.49 2017 YE Basis (+) 2018E Avg. Net Inc ome (-) 2018E Distributions $23.27 (1.07) 1.72  The average public AM unit holder would need to receive cash consideration of $2.96 per unit to avoid having to sell shares post-transaction to pay transaction related taxes Total Active Units 193,627,736 Cash Consideration Required to Avoid Share Selling AMGP Share Price Exchange Ratio Cash Consideration(5) Offer Price $17.58 1.6350x $3.00 $31.74 AMGP Share Price Exchange Ratio Cash Consideration(5) Offer Price $17.58 1.635x $3.00 $31.74 AMGP Share Price Exchange Ratio Cash Consideration(5) Offer Price $17.58 1.635x $3.00 $31.74 Detail of Gains (per Unit) Average Ordinary Gain One-Time Dividend / Unit (ordinary Gain) Average Capital Gain Detail of Gains (per Unit) Average Ordinary Gain One-Time Dividend / Unit (ordinary Gain) Average Capital Gain Detail of Gains (per Unit) Average Ordinary Gain One-Time Dividend / Unit (ordinary Gain) Average Capital Gain $3.37 0.415 7.89 $4.83 0.415 8.93 $6.56 0.415 4.68 Average Assumed Passive Activity Loss (2) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) PAL Rate PAL Gain Deduction Average Assumed Passive Activity Loss (2) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) PAL Rate PAL Gain Deduction Assumed Passive Activity Loss (3) Tax on Gain (per Unit) Federal Ordinary Income Tax Rate Individual MLP Investor Deduction Rate Adjusted Ordinary Tax Rate ACA Tax Federal Tax Rate Federal Capital Gains Tax Rate Effective State Tax Rate(3) PAL Rate PAL Gain Deduction ($2.12) ($2.42) ($2.00) 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% 20.0% 29.6% 3.8% 33.4% 23.8% 5.2% 37.0% ($0.79) 37.0% ($0.90) 37.0% ($0.74) Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $0.48 14.2% $1.88 23.8% $0.20 5.8% $0.41 5.2% Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $0.86 17.7% $2.13 23.8% $0.27 5.6% $0.46 5.2% Tax on Ordinary Gain Effective Ordinary Gain Tax Rate Tax on Capital Gain Effective Capital Gain Tax Rate State Tax Ordinary Income(4) Effective Ordinary Gain Tax Rate State Tax Capital Gain(4) Effective Capital Gains Tax Rate $1.45 22.1% $1.11 23.8% $0.34 5.2% $0.24 5.2% Total Payable Effective Tax Rate 25.4% Total Effective Tax Rate 27.0% Total Payable Effective Tax Rate 28.0% Source: FactSet as of 10/3/2018 and Wall Street research. Note: Dividend of $0.415 / share added to ordinary gain. (1) (2) (3) (4) (5) Provided by management. Assumed passive activity loss and tax on ordinary gain for IPO investor utilizes company provided estimates based on a per unit basis range of $19.00-$22.00. Passive activity loss calculated by Management to be $2.00 for an IPO investor. At Management’s direction, state tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers. Cash consideration excludes special distribution of $0.415. 49 Total Tax on Gain $3.15 Total Tax on Gain $3.72 Total Tax on Gain $2.96 Total Gain $11.24 Total Gain $13.76 Total Gain $11.67 Average EOY 2018 Tax Basis $17.98 Average EOY 2018 Tax Basis $17.98 Average EOY 2018 Tax Basis $20.49 IPO Investor - IPO Basis(1) For IPO Investor - Average Basis(1) Average Unitholder Average EOY 2018 Basis for Public Unitholders $20.49 Average EOY 2018 Basis for IPO Investors $17.98 2018E YE Basis$20.49 2018E YE Basis Unitholder Active Units EOY 2018 Basis CONFIDENTIAL DRAFT SUBJECT TO CHANGE

After-Tax Distribution For Average Unitholder

Calculation Detail for Transaction

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

SQ AM After-Tax Distribution Calculation

	2019E	2020E	2021E	2022E
EBITDA	$989	$1,222	$1,413	$1,642
- Interest Expense	($92)	($114)	($132)	($143)
- IDR Distributions	($237)	($357)	($464)	($592)
- Distributions from Unconsolidated Affiliates	($88)	($141)	($168)	($196)
+ Equity in Earnings of Unconsolidated Affiliates	$72	$104	$120	$146
- Equity Based Compensation	($48)	($41)	($33)	($35)
Taxable Income Before Tax Depreciation	597	674	736	822
Oversubscription	103%	103%	103%	103%
Taxable Income Before Tax Depreciation	614	693	758	846
Tax Depreciation	(588)	(642)	(648)	(644)
Net Income	**26**	**51**	**109**	**202**
AM Shares Outstanding	188.1	188.1	188.1	188.1
Taxable Income / Unit (Net of PAL)	$0.00	$0.01	$0.02	$0.04
Average Tax Basis per Unit	$20.49	$17.50	$13.99	$10.19
Less: Return of Capital per Unit[1]	($2.99)	($3.51)	($3.80)	($4.05)
Average EoY Basis per Unit	$17.50	$13.99	$10.19	$6.14
Income Tax				
Taxable Income / Unit (Net of PAL)	$0.00	$0.01	$0.02	$0.04
Income Tax Rate	*29.6%*	*29.6%*	*29.6%*	*29.6%*
Income Taxes / Unit	**$0.00**	**$0.00**	**$0.01**	**$0.01**
Before Tax AM Distibution Per LP Unit	**$2.21**	**$2.85**	**$3.42**	**$4.10**
Tax / Unit	*($0.00)*	*($0.00)*	*($0.01)*	*($0.01)*
After Tax AM Distibution Per LP Unit	**$2.21**	**$2.85**	**$3.41**	**$4.09**

PF AMGP After-Tax Calculation

	2019E	2020E	2021E	2022E
EBITDA	$989	$1,222	$1,413	$1,642
- Distributions from Unconsolidated Affiliates	($88)	($141)	($168)	($196)
+ Equity in Earnings of Unconsolidated Affiliates	$72	$104	$120	$146
- Equity Based Compensation	($48)	($41)	($33)	($35)
- Interest Expense	(121)	(145)	(152)	(125)
- Depreciation of Goodwill and Current Assets	(761)	(753)	(666)	(622)
- Additional Depreciation from Step Up in Basis	(87)	(221)	(229)	(160)
- Capex Expense for Tangible Assets	(164)	(176)	(377)	(352)
- Interest Expense Add-back	0	0	0	42
Taxable Income Before NOLs	**($208)**	**($151)**	**($92)**	**$332**
- NOLs applied from previous years	$0	$0	$0	($266)
Taxable Income	**($208)**	**($151)**	**($92)**	**$66**
AMGP Taxable Income	($208)	($151)	($92)	$66
+ NOL Utilization	-	-	-	266
- Payment of Income Taxes	-	-	-	17
+/- Change in depreciation (MACRS vs ADS SL)	205	222	85	(65)
+ Tangible Asset Capex	164	176	377	352
Current Earnings & Profits	**$161**	**$247**	**$370**	**$561**
Current Dist. from AMGP to Shareholders	606	791	949	1,139
Qualified Dividend?	Cum E&P	Cum E&P	Cum E&P	Cum E&P
Return of Capital[1]	-	-	-	-
Qualified Dividend[2]	161	247	370	561
Partial Return of Capital[3]	445	545	579	579
Accumulated Earnings and Profits				
% RoC (Annual Average)	*18%*	*17%*	*15%*	*13%*
% Qualified Dividend (Annual Average)	*7%*	*8%*	*10%*	*12%*
Percentage RoC	*73%*	*69%*	*61%*	*51%*
Percentage QD	*27%*	*31%*	*39%*	*49%*
Shares Outstanding	502.1	507.9	507.9	507.9
Tax Basis/Share	$17.58	$16.69	$15.62	$14.48
- Return of Capital	($0.89)	($1.07)	($1.14)	($1.14)
EoY Basis	**$16.69**	**$15.62**	**$14.48**	**$13.34**
Return of Capital Taxes	$0.00	$0.00	$0.00	$0.00
Qualified Dividend Taxes	$0.08	$0.12	$0.17	$0.26
Before Tax PF AMGP Dividend Per Share	**$1.21**	**$1.56**	**$1.87**	**$2.24**
Total Tax per Share	$0.08	$0.12	$0.17	$0.26
Implied Tax Rate	*6%*	*7%*	*9%*	*12%*
After-Tax PF AMGP Dividend Per Share	**$1.13**	**$1.44**	**$1.70**	**$1.98**
Exchange ratio	1.6609x	1.6609x	1.6609x	1.6609x
PF After Tax AM Dividend XR Adjusted Share	**$1.88**	**$2.40**	**$2.82**	**$3.29**
After-tax Distribution Dilution to AM Unitholder ($/Unit)	*($0.33)*	*($0.45)*	*($0.60)*	*($0.80)*
After-tax Distribution Dilution to AM Unitholder (%)	*(15.0%)*	*(15.9%)*	*(17.5%)*	*(19.5%)*

Source: Management projections and FactSet as of 10/3/2018.
Note: 1.6609x represents implied XR at 1.6350x equity XR; cash used to pay taxes, with any excess cash assumed to be used to purchase additional secondary shares.
(1) Return of capital per share / unit calculated as the total distributions to holders when Current Earnings & Profits are less than 0.
(2) Qualified dividend calculated as equal to the lesser of Current Earnings & Profits or Distributions to Shareholders assuming Current Earnings & Profit is greater than 0.
(3) Partial Return of Capital is calculated as the difference between Distributions to Shareholders and Current Earnings & Profits assuming Qualified Dividends are applicable.

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After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

AM & AMGP | For Average AM Unit Holder at Transaction

AM Accretion / (Dilution) - %
At 1.6609x Exchange Ratio & AR Base Case



(15.0%)
(15.9%)
(17.5%)
(19.5%)
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo AM:	$2.21	$2.85	$3.41	$4.09
Pro Forma AMGP:	$1.88	$2.40	$2.82	$3.29
$ Acc / (Dil):	($0.33)	($0.45)	($0.60)	($0.80)
SQ AM Coverage:	1.305x	1.164x	1.112x	1.052x
PF AMGP Coverage:	1.355x	1.275x	1.276x	1.225x

AMGP Accretion / (Dilution) - %
At AR Base Case



66.5%
40.7%
27.2%
16.5%
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.68	$1.03	$1.33	$1.70
Pro Forma AMGP:	$1.13	$1.44	$1.70	$1.98
$ Acc / (Dil):	$0.45	$0.42	$0.36	$0.28
PF AMGP Coverage:	1.355x	1.275x	1.276x	1.225x

AM Accretion / (Dilution) - %
At 1.6609x Exchange Ratio & AR Downside Case



(12.7%)
(13.3%)
(14.9%)
(17.4%)
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo AM:	$2.14	$2.58	$2.96	$3.41
Pro Forma AMGP:	$1.87	$2.23	$2.52	$2.82
$ Acc / (Dil):	($0.27)	($0.34)	($0.44)	($0.59)
SQ AM Coverage:	1.152x	1.210x	1.145x	1.116x
PF AMGP Coverage:	1.203x	1.269x	1.258x	1.238x

AMGP Accretion / (Dilution) - %
At AR Downside Case



74.9%
53.0%
39.3%
27.2%
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.64	$0.88	$1.09	$1.33
Pro Forma AMGP:	$1.13	$1.35	$1.52	$1.70
$ Acc / (Dil):	$0.48	$0.47	$0.43	$0.36
PF AMGP Coverage:	1.203x	1.269x	1.258x	1.238x

Source: Management projections and FactSet as of 10/3/2018
Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes.
Note: 1.6609x represents implied XR at 1.6350x equity XR; cash used to pay taxes, with any excess cash assumed to be used to purchase additional secondary shares.

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After-Tax Distribution Accretion / (Dilution)

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

For Average AM Unit Holder at Transaction at 1.0x Coverage for AM & PF AMGP

AM Accretion / (Dilution) - %
At 1.6609x Exchange Ratio & AR Base Case



(5.4%)
(4.2%)
(2.2%)
(4.8%)
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo AM:	$2.72	$3.21	$3.70	$4.23
Pro Forma AMGP:	$2.58	$3.07	$3.62	$4.03
$ Acc / (Dil):	($0.15)	($0.13)	($0.08)	($0.20)

SQ AM Coverage:	1.000x	1.000x	1.000x	1.000x
PF AMGP Coverage:	1.000x	1.000x	1.000x	1.000x

AMGP Accretion / (Dilution) - %
At AR Base Case



62.1%
51.8%
46.4%
36.5%
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.96	$1.22	$1.49	$1.78
Pro Forma AMGP:	$1.55	$1.85	$2.18	$2.43
$ Acc / (Dil):	$0.59	$0.63	$0.69	$0.65

PF AMGP Coverage:	1.000x	1.000x	1.000x	1.000x

AM Accretion / (Dilution) - %
At 1.6609x Exchange Ratio & AR Downside Case



(5.9%)
(4.9%)
(3.2%)
(5.9%)
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo AM:	$2.39	$3.00	$3.29	$3.71
Pro Forma AMGP:	$2.25	$2.85	$3.19	$3.49
$ Acc / (Dil):	($0.14)	($0.15)	($0.10)	($0.22)

SQ AM Coverage:	1.000x	1.000x	1.000x	1.000x
PF AMGP Coverage:	1.000x	1.000x	1.000x	1.000x

AMGP Accretion / (Dilution) - %
At AR Downside Case



74.5%
55.2%
51.4%
40.5%
2019E
2020E
2021E
2022E

	2019E	2020E	2021E	2022E
Status Quo AMGP:	$0.77	$1.11	$1.27	$1.49
Pro Forma AMGP:	$1.35	$1.72	$1.92	$2.10
$ Acc / (Dil):	$0.58	$0.61	$0.65	$0.61

PF AMGP Coverage:	1.000x	1.000x	1.000x	1.000x

Source: Management projections and FactSet as of 10/3/2018
Note: AMGP accretion / (dilution) based on SQ AM Management Coverage. After-tax distributions is distribution from entity less attributable qualified dividends and gains on capital taxes.
Note: 1.6609x represents implied XR at 1.6350x equity XR; cash used to pay taxes, with any excess cash assumed to be used to purchase additional secondary shares.

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PF AMGP After Tax Cash Flow

6% Terminal Yield Value | Unadjusted Exchange Ratio | AR Base Case

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

At 1.6609x Exchange Ratio

	2019E	2020E	2021E	2022E	Terminal
Tax Basis at YE 2018	$20.49				
Taxes Incurred in Merger (Assumed Paid in 2020)	0.00				
Cash Received from Offer	0.00				
Stepped Up Basis Upon Close	$32.16				
XR Adj. PF AMGP BT Dist. per Share	$2.01	$2.59	$3.10	$3.73	
% RoC	73.5%	68.8%	61.0%	50.8%	
% QD	26.5%	31.2%	39.0%	49.2%	
Return of Capital	$1.47	$1.80	$1.92	$1.91	
Qualified Dividends	$0.53	$0.82	$1.22	$1.85	
Project Tax Liability	($0.13)	($0.19)	($0.29)	($0.44)	
XR Adj. PF AMGP AT Dist. per Share	$1.88	$2.40	$2.82	$3.29	
Terminal Yield					6.00%
Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share					$62.09
Less: Basis on Conversion					($32.16)
Plus: Dividends Treated as Return of Capital					$7.10
Gain on Sale — Tax Rate[1]					$37.04
Tax on Gain — 29.0%					$10.74
Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share					$62.09
Less: Taxes on Gain					($10.74)
Net Proceeds					**$51.35**
Total Net Cash Flow	$1.75	$2.20	$2.53	$2.85	$51.35
Total Cash In Flow	$1.88	$2.40	$2.82	$3.29	$62.09
Total Cash Out Flow - Tax on Dividends	($0.13)	($0.19)	($0.29)	($0.44)	($10.74)
Total Cash Out Flow - Taxes in Merger	$0.00				
Discount Factor	0.954	0.867	0.788	0.717	0.683
Implied Present Value per Share	$1.67	$1.91	$1.99	$2.04	$35.08
XR Adj. PF AMGP Implied Present Value per Share					$42.69

- *AM current price of $29.44*
- *Cash consideration used to pay all taxes; any additional cash available assumed to purchase secondary shares*

Source: Management projections and FactSet as of 10/3/2018.
(1) Inclusive of Federal & State capital gains taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

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PF AMGP After Tax Cash Flow

6% Terminal Yield Value | Unadjusted Exchange Ratio | Downside Case

CONFIDENTIAL DRAFT SUBJECT TO CHANGE

At 1.6609x Exchange Ratio

		2019E	2020E	2021E	2022E	Terminal
Tax Basis at YE 2018		$20.49				
Taxes Incurred in Merger (Assumed Paid in 2020)		0.00				
Cash Received from Offer		0.00				
Stepped Up Basis Upon Close		$32.16				
XR Adj. PF AMGP BT Dist. per Share		$1.91	$2.39	$2.74	$3.16	
% RoC		91.6%	72.4%	66.6%	54.7%	
% QD		8.4%	27.6%	33.4%	45.3%	
Return of Capital		$1.75	$1.75	$1.85	$1.75	
Qualified Dividends		$0.16	$0.67	$0.93	$1.44	
Project Tax Liability		($0.04)	($0.16)	($0.22)	($0.34)	
XR Adj. PF AMGP AT Dist. per Share		$1.87	$2.23	$2.52	$2.82	
Terminal Yield						6.00%
Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share						$52.59
Less: Basis on Conversion						($32.16)
Plus: Dividends Treated as Return of Capital						$7.10
Gain on Sale	Tax Rate[1]					$27.53
Tax on Gain	29.0%					$7.98
Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share						$52.59
Less: Taxes on Gain						($7.98)
Net Proceeds						**$44.61**
Total Net Cash Flow		$1.83	$2.08	$2.30	$2.48	$44.61
Total Cash In Flow		$1.87	$2.23	$2.52	$2.82	$52.59
Total Cash Out Flow - Tax on Dividends		($0.04)	($0.16)	($0.22)	($0.34)	($7.98)
Total Cash Out Flow - Taxes in Merger		$0.00				
Discount Factor		0.954	0.867	0.788	0.717	0.683
Implied Present Value per Share		$1.75	$1.80	$1.82	$1.77	$30.47
XR Adj. PF AMGP Implied Present Value per Share						$37.61

- *AM current price of $29.44*
- *Cash consideration used to pay all taxes; any additional cash available assumed to purchase secondary shares*

Source: Management projections and FactSet as of 10/3/2018.
(1) Inclusive of Federal & State capital gains taxes.

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After-Tax Discounted Dividend / Distribution Analysis

XR Adjusted Implied PV / Unit at Various 2022E Distribution Yield | 10% Equity Discount Rate

CONFIDENTIAL DRAFT
SUBJECT TO CHANGE

- *AM current price of $29.44*
- *Cash consideration used to pay all taxes; any additional cash available assumed to purchase secondary shares*
- *For comparison purposes, AM Proposal assumes issuance of 17.354mm AMGP shares for Series B Unitholders*

AR Base Case

	2019E	2020E	2021E	2022E
SQ AM Coverage	1.305x	1.164x	1.112x	1.052x
PF AMGP Coverage	1.355x	1.275x	1.276x	1.225x

SQ AM 2022E Distribution Yield		
8%	7%	6%
$35.81	$39.36	$44.10

		All-In XR	Tax-Adjusted Equity Only XR	PF AMGP 2022E Dividend Yield 7%	6%	5%
XR	AMGP Proposal[(1)]	1.8333x	1.6609x	$38.39	$42.69	$48.72

AR Downside Volumes Case

	2019E	2020E	2021E	2022E
SQ AM Coverage	1.152x	1.210x	1.145x	1.116x
PF AMGP Coverage	1.203x	1.269x	1.258x	1.238x

SQ AM 2022E Distribution Yield		
8%	7%	6%
$30.84	$33.80	$37.75

		All-In XR	Tax-Adjusted Equity Only XR	PF AMGP 2022E Dividend Yield 7%	6%	5%
XR	AMGP Proposal[(1)]	1.8333x	1.6609x	$33.97	$37.61	$42.72

Source: Management projections and FactSet as of 10/3/2018.
Note: Cash consideration of $3.415 per AM unit. Tax calculations provided by Management. Ordinary gain tax rate for AM accounts for Federal ordinary income tax rate of 37%, individual MLP investor deduction rate of 20% and 3.8% ACA tax rate. Ordinary gain tax rate for PF AMGP accounts for Federal ordinary income tax rate of 37% and 3.8% ACA tax rate.
(1) Transaction based on Non-AR Unitholders receiving 1.6350x AMGP shares + $3.415 cash consideration, AR receives 1.6023x + $3.000 cash consideration, and Series B receive 17.354mm AMGP shares

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Certain TPH Relationships Relationship Disclosure TPH Investment Banking & Antero Midstream Partners, Antero Midstream Partners GP and Antero Resources  In May 2017, TPH served as co-manager on Antero Midstream GP’s $875 million initial public offering  In October 2016, TPH served as financial advisor to Antero Resources on its $170 million sale of 17,000 net acres in southwest PA  In June 2016, TPH served as a co-manager on Antero Resources’ $762 million follow-on equity offering  In November 2014, TPH served as a co-manager on Antero Midstream’s $1 billion initial public offering  In May 2014, TPH served as a senior co-manager on Antero Resources’ $744 million follow-on equity offering  In October 2013, TPH acted as senior co-manager on Antero Resources’ $1.57 billion initial public offering 56 TPH is a full service securities firm engaged in securities trading, brokerage and private equity and investment management activities as well as providing investment banking and other financial services. In the ordinary course of business, TPH and its affiliates, including Perella Weinberg Partners, may acquire, hold or sell, for their own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of AM, AMGP, AR, their affiliates, other prospective transaction participants and other companies that may be involved in the transactions, as well as provide investment banking and other financial services to such companies. TPH has in the past and may in the future provide financial advisory services to AM, AMGP, AR and other transaction participants. In addition, TPH, its affiliates and certain of their employees, including members of the team performing this engagement, as well as certain private equity and investment management funds associated or affiliated with TPH in which they may have financial interests, may from time-to-time acquire, hold or make direct or indirect investments in or otherwise finance a wide variety of companies, including the parties, other transaction participants and their respective affiliates. TPH merged with Perella Weinberg Partners (“PWP”) in November 2016 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Appendix 57 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Supplemental Calculation Detail | At Transaction Pro Forma AMGP DCF Analyses | Exchange Ratio Adjusted Implied Equity Value | AR Base Case Levered DCF Analysis Supplemental Calculation Detail Discounted Distribution Analysis Supplemental Calculation Detail PF AM GP DCF per Share Disc ount Fac tor PV of PF AM GP DCF per Share $1.64 0.954 $1.56 $1.99 0.867 $1.72 $2.39 0.788 $1.88 $2.75 PF AM GP Dist. per Share Disc ount Fac tor PV of PF AM GP Dist.per Share $1.21 0.954 $1.15 $1.56 0.867 $1.35 $1.87 0.788 $1.47 $2.24 Terminal M ultiple Terminal Disc . Fac tor 12.0x 0.751 Terminal Yield Terminal Disc . Fac tor 6.0% 0.751 58 Source: Management projections and FactSet as of 10/3/2018. Implied Terminal Value per Share $24.76 Implied Equity Value per Share $29.93 XR Adj. AM Equity Value per Share $48.93 Implied Terminal Value per Share $28.09 Implied Equity Value per Share $32.06 XR Adj. AM Equity Value per Share $52.42 Disc . PF AM GP DCF Total $5.16 Disc . PF AM GP Dist. Total $3.98 2019E 2020E 2021E 2022E 2019E 2020E 2021E 2022E CONFIDENTIAL DRAFT SUBJECT TO CHANGE

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Precedent Simplification Transactions

A	B	C	D	E	F	G	H	I
Announcement Date	Acquiror	Target	Transaction Value	FY + 1 Accretion	FY + 2 Accretion	FY + 3 Accretion	% Equity Consideration	Cash Consideration
8/1/18	Energy Transfer Equity, L.P.	Energy Transfer Partners, LP	$66,981	(8.7%)	3.6%	6.0%	100.0%	--
5/17/18	Williams Companies	Williams Partners, LP	$57,793	8.8%	12.6%	14.4%	100.0%	--
3/26/18	Tall Grass Energy GP, LP	Tallgrass Energy Partners, LP	$8,361	4.6%	8.8%	5.7%	100.0%	--
1/2/18	Archrock, Inc	Archrock Partners, LP	$2,438	(11.8%)	0.5%	5.7%	100.0%	--
2/1/17	ONEOK, Inc	ONEOK Partners, LP	$23,654	2.8%	7.1%	10.6%	100.0%	--
11/21/16	Sunoco Logistics Partners, LP	Energy Transfer Partners, LP	$54,455	(4.1%)	0.7%	2.1%	100.0%	--
10/24/16	American Midstream Partners LP	JP Energy Partners LP	$476	5.0%	5.0%	--	100.0%	--
9/6/16	Enbridge, Inc.	Spectra Energy	$46,980	(0.8%)	2.4%	4.1%	100.0%	--
5/30/16	SemGroup Corp.	Rose Rock Midstream	$2,034	12.9%	10.2%	7.4%	100.0%	--
11/3/15	Targa Resources Corp.	Targa Resources Partners LP	$12,229	(7.3%)	(1.8%)	1.6%	100.0%	--
10/26/15	Western Refining, Inc.	Northern Tier Energy	$5,286	2.6%	10.1%	0.0%	35.4%	$17.50
7/13/15	MPLX LP	MarkWest Energy Partners, LP	$22,360	(13.6%)	(10.9%)	(10.0%)	92.4%	$6.20
5/6/15	Crestwood Equity Partners, LP	Crestwood Midstream Partners	$6,920	(2.0%)	3.1%	6.9%	100.0%	--
4/6/15	Tesoro Logistics LP	QEP Midstream Partners LP	$1,145	(16.0%)	(21.8%)	(16.2%)	100.0%	--
1/26/15	Energy Transfer Partners, LP	Regency Energy Partners LP	$18,593	(14.8%)	(15.1%)	(8.1%)	98.8%	$0.32
6/15/14	Williams Partners LP	Access Midstream Partners LP	$35,891	11.8%	2.4%	2.7%	100.0%	--
10/13/14	Targa Resources Partners LP	Atlas Pipeline Partners LP	$6,002	(8.1%)	(14.2%)	(15.9%)	96.7%	$1.26
8/10/14	Kinder Morgan Inc.	Kinder Morgan Energy Partners	$52,566	(11.3%)	(6.7%)	(4.8%)	88.0%	$10.77
8/10/14	Kinder Morgan Inc.	El Paso Pipeline Partners	$13,677	(9.1%)	(4.8%)	2.7%	88.0%	$4.65
7/24/14	Breitburn Energy Partners	QR Energy LP	$2,856	12.5%	16.3%	34.0%	80.7%	$4.29
10/10/13	Regency Energy Partners LP	PVR Partners LP	$5,659	(0.5%)	(4.7%)	(5.8%)	99.0%	$0.29
8/27/13	Plains All American LP	PAA Natural Gas Storage LP	$2,531	(5.9%)	4.8%	3.8%	100.0%	--
5/6/13	Inergy Midstream LP	Crestwood Midstream Partners LP	$2,643	5.5%	(0.7%)	(5.6%)	96.2%	$1.03
1/29/13	Kinder Morgan Energy Partners LP	Copano Energy LLC	$4,858	(13.8%)	(23.3%)	(20.3%)	100.0%	--
2/23/11	Enterprise Products Partners LP	Duncan Energy Partners LP	$3,282	0.8%	1.3%	(1.5%)	100.0%	--
	Median		**$6,461**	**(3.0%)**	**1.3%**	**2.4%**	**100.0%**	**$2.77**
	Mean		**$17,897**	**(3.4%)**	**(0.6%)**	**0.8%**	**95.2%**	**$3.60**
At Transaction[(1)]	**Antero Midstream GP LP**	**Antero Midstream Partners LP**	**$10,751**	**9.5%**	**12.4%**	**16.6%**	**94.4%**	**--**

Source: Company filings, Wall Street Research
Note: Accretion Dilution represents Target DCF pro forma for Acquirer Exchange Ratio (grossed up for cash consideration where applicable).
(1) Accretion / (dilution) at AR Base Case assuming grossed up by 1.8333x XR.

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Selected Energy Precedent Transactions

(USD in millions, except per unit (share) data)

Announcement Date	Target	Acquiror	Transaction Value ($MM)	Premium 1-Day	Premium 1-Month
5/23/2018	Babcock & Wilcox Enterprises Inc	Steel Partners Holdings LP	$723	15%	21%
4/26/2018	SJW Group	California Water Service Group	$1,879	20%	29%
4/23/2018	Vectren Corp	CenterPoint Energy Inc	$8,094	10%	15%
2/5/2018	8point3 Energy Partners LP	Capital Dynamics AG	$2,654	(11%)	(17%)
12/12/2017	Fairmount Santrol Holdings Inc	SCR Sibelco NV	$1,918	14%	23%
8/29/2017	Arc Logistics Partners LP	Zenith Energy US LP	$615	15%	13%
8/18/2017	Calpine Corp	Energy Capital Partners; Access Industries ; CPPIB	$17,389	13%	8%
7/19/2017	Avista Corp	Hydro One Ltd	$5,282	24%	20%
2/21/2017	Delta Natural Gas Co Inc	PNG Companies LLC	$260	17%	14%
1/25/2017	WGL Holdings Inc	AltaGas Ltd	$6,602	12%	13%
8/22/2016	CST Brands Inc	Alimentation Couche-Tard Inc	$4,409	2%	7%
6/3/2016	Talen Energy Corp	Riverstone Holdings LLC	$5,045	17%	21%
2/9/2016	Empire District Electric Co	Algonquin Power & Utilities Corp	$2,371	21%	23%
2/1/2016	Questar Corp	Dominion Resources Inc	$6,088	23%	28%
10/26/2015	Piedmont Natural Gas Co Inc	Duke Energy Corp	$6,579	42%	53%
10/26/2015	APR Energy plc (66.1246%)	Fairfax Financial Holdings; Management; ACON Investments; Albright Capital Management	$737	(2%)	159%
9/4/2015	TECO Energy Inc	Emera Inc	$10,391	31%	27%
8/24/2015	AGL Resources Inc	Southern Co	$12,401	38%	40%
6/14/2015	Niska Gas Storage Partners LLC[1]	Brookfield Infrastructure Partners LP	$985	223%	111%
10/20/2014	Cleco Corp	Macquarie Group; Manulife Financial; British Columbia Investment Management	$4,709	15%	1%
9/29/2014	Athlon Energy Inc	EnCana Corp	$6,834	25%	26%
4/30/2014	Pepco Holdings Inc	Exelon Corp	$12,107	20%	35%
12/11/2013	UNS Energy Corp	Fortis Inc	$4,347	30%	22%
11/19/2013	Coastal Energy Co	Compania Espanola de Petroleos SA - CEPSA	$2,182	28%	1%
5/29/2013	NV Energy Inc	Berkshire Hathaway Inc	$10,423	20%	11%
4/8/2013	Lufkin Industries Inc	General Electric Co	$3,320	38%	30%
1/7/2013	EnergySolutions Inc	Energy Capital Partners LLC	$957	21%	34%
12/5/2012	McMoRan Exploration Co	Freeport-McMoRan Copper & Gold Inc	$2,430	74%	18%
12/21/2011	WCA Waste Corp	Macquarie Infrastructure Partners II	$533	30%	62%
10/17/2011	Brigham Exploration Co	Statoil ASA	$4,667	20%	19%
9/12/2011	Global Industries Ltd	Technip SA	$1,073	55%	129%
8/29/2011	Venoco Inc	Private Investor (Timothy M. Marquez)	$400	39%	(2%)
7/15/2011	Petrohawk Energy Corp	BHP Billiton Ltd	$15,108	65%	62%
6/23/2011	Central Vermont Public Service Corp	Gas Metro	$670	2%	51%
4/20/2011	DPL Inc	AES Corp	$4,678	9%	15%
4/15/2011	Bronco Drilling Co Inc	Chesapeake Energy Corp	$324	6%	14%
11/9/2010	Atlas Energy Inc	Chevron Corp	$4,672	37%	42%
8/9/2010	Superior Well Services Inc (92.4%)	Nabors Industries Ltd	$844	21%	26%
3/3/2010	Southwest Water Co	JP Morgan Asset Management; Water Asset Management	$427	56%	84%
11/1/2009	Encore Acquisition Co	Denbury Resources Inc	$4,665	35%	36%
9/15/2009	Parallel Petroleum Corp	Apollo Global Management LLC	$482	11%	66%
7/28/2008	EnergySouth Inc	Sempra Energy	$731	23%	24%
Median			$2,987	21%	24%
Mean			4,310	29%	34%

Source: Dealogic as of 10/3/2018.
Note: Excludes MLPs and transactions without publicly available premiums data. Based on deals involving U.S. targets with deal value greater than $250MM, target general industry group defined as oil & gas or utilities & energy, announce date since 2008, acquirer final stake > 90% and 100% cash consideration.
(1) Niska units were trading at $1.21 / unit for a market capitalization of $50MM at the time of the transaction, net debt of $726MM and LTM EBITDA of ($25.4MM).

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Financial Projections 61 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AR ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) Gas NGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges) Income from Hedges LP Distributions from AM $2,728 5,194 105 8 $405 87 05 342 $338 $219 $282 2,253 $170 $585 261 56 1,847 261 40 $1,4$016,250 $1,250$464 173 $112 31 173 $135 $2 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,112 $2,216 12 $1,615 $1,684 $1$,18,56460 ,660 $1,102 $519 9 $792 589 2016 2017 2018 20192020 2021 2022 2018A 2019A 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 62 $19 $500 $513 $273 $310 $588 $2,216 $1,854 $1,780 $1,850 ,1 $105$2 0 $2,00$72 $163 1,85 $1,780 $ $103 $1,747$ $163 $1 $1, 684$81 $1,699 $588 $238 $164 $149 $95 ,$51,1589 $238 1$,14,55211 $1,464 $164 $$11,,446542 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $2,305 $2, 72 $2,086$2,100 $2 $338 0 ,305 $35 $4 $ $2,288 $1,774 $1,7 $ $219 2,08 6$ $282 2,10 $37 $1,93$01 74 $224 $1,406 $170 $1,594$ 3 $112 4$01,283$ $1,003 $135 $1,140 $214 03 $901 $290 4,545 4,545 5,194 471 1 05 471 974 33,,994455 402 402 87 834 3,33,33030 342 7700 3,644 3,644 2022 771122 2,702 2,70256 282686 5599 3,222 3,222 2021 603 603 2,822 2,822 2020 1,8472,253 2,382 2,382 2019 465 105 40 7 419 1,92 1,920 2018 332 31 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR AR Downside Pricing at Base Volumes Case ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) GasNGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges) Income from Hedges LP Distributions from AM 5,194 5,194 105 4,545 87 $2,728 $2,263 402 05 7700 $2,100 $405 6 $1,7 $219 $282 261 56 $170 261 40 $1,4$016,250 $1,250$464 173 1,847 40 $112 31 $135 31 3 $817 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow (Net of Land Maintenance Capex) Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,112 $2,216 12 $1,684 $1$,18,56460 ,660 9 $317 589 $182 $184 ($20) 2020E 2 2018A 2019A 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 63 $19 $298 $297 ($115) $588 $2,216 $1,854 $1,780 $1,850 ,1 02 $105$2 0 $2,00$72 2 $163 1,85 2021 $1,780 202 $ $103 $1,747$ 0 $163 $1 2 $1, 20 684$81 $1,699 19 $588 $238 $164 $149 $95 ,$51,1589 018 $238 1$,14,55211 2017 $1,464 $164 $$11,,446542 2016 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $2,305 $1,886$2,08 $1,811$1,889 $1,774$338 $4 $ 74$219 $338 $1,406 $170 $282 $155 $2 $1,703 $851 $388 $128 $1 $1,422 $112 $1,003 $135 $1,140 $ $1,141 $214 03 $901 40$ $291 4,545 471 1 05 471 974 33,,994455 402 87 834 3,33,33030 334422 3,644 3,644 2022 771122 2,702 2,2532,70256 282686 5599 3,222 3,222 2021 603 603 2,822 2,822 2020 1,8472,253 2,382 2,382 2019 465 105 173 7 419 1,92 1,920 2018 332 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AR ($ in millions, unless otherwise noted) Production Volumes (MMcfe/d) EBITDAX(1) Gas NGLs (excl. Ethane) Ethane Oil EBITDAX (Excl. Hedges)Income from HedgesLP Distributions from AM 5,194 4,505105 4,545 471 $2,728 89 $405 $2,305 $2,100 $2,086 $1,774 $1,786 $338 712 $1,77$41,669 $219 $282 $1,537 $1,520 2,253 $170 $201 261 56 1,847 261 40 $1,4$016,252 $1,250$464 173 $112 31 173 $135 $2 31 $1 3 6 2016 2017 2018 2019 2020 2021 2022 2016A 2017A 2018E 2019E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Capital Expenditures Free Cash Flow(2) Free Cash Flow (Net of Land Maintenance Capex) Cumulative FCF DrillingLeasehold Acquisition & Maintenance Acquisitions $2,216 12 $588 $909 $769 $608 $47 2016 2017 201820192020 2021 2022 2018A 2019A 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management projections, Company Filings. (1) AM fully consolidated in SEC financial statement. (2) Free cash flow net of land maintenance capital. 64 $20 $589 $655 $588 $2,216 $1,854 $2,1 $163 $1$,18,56460 $1,850 $1,780 $238 $164 $1$61349 $1,660$1,6$814,443 $1,494 $238 1$,14,55211 $1,464 $164 $$11,,446542 $1,251 $1,179 $81 589 $1,362 $105 $2 $1,388 $103 9$ $1,148 $95 ,511 $1,084 Cumulative Free Cash Flow 2018E-2022E Base Case $1,615 Downside Pric ing Case $184 Downside Case $909 $1,406 $170 $326 $244 $285 $851 $ $112 $388 $155 $1,305 $1,003 $135 $1,140 $128 $1,107 $214 $ $905 03 $902 $616 $291 4,046 3,945402 87 452 3,605 3,330342 70 392 82 876 3,121 2,702286 59 331 58 834 756 648 2,70256 259 47 3,644 3,087 2022 3,222 2,816 2021 534 1,8472,253 2,822 2,568 2020 465 105 40 7 2,382 2,281 2019 419 1,92 1,920 2018 332 105 1,6 1,620 201 1,3 1,379 201 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AM ($ in millions, unless otherwise noted) Operations & EBITDA Low Pressure (Bcf/d) | Water Handling (MBbls/d) Capital Expenditures Gathering & Compression Water Handling Earn-out payment Stonewall MPLX JV Low Pressure Water Delivery Produced Water EBITDA $1,292 $491 $1,460 $925 $1,642 $1,081 $1, $1,642 413 $176 $1,413 $1,222 $1,222 $989 $989 $730 $730 7 $529 $404 $529 6 404 $81 5 $14 4 4 $220 6A 4 3.1 2.7 2018E 2019E 2020E 2.0121E 2022E 2016A 2017A 2016A 2017A 2018E 2019E 2020E 2021E 2022E 0.8 1.1 1.2 1.5 DCF20a17nA d Distrib20u18tEions per20U19nE it 2022E Distribution Breakdown 016A 2020E 2021E2018E – 2022E CAGR LP DCF per Unit LP Distributions per Unit AM LPs AMGP (IDRs) Series B Uni ts $4.29 $3.75 $4.29 $3.24 $3.75 -% 1% 1% 2% 2% 2% 2% $2.74 $4.10% $2.06 $3.42 $3.24 $2.21 $4.10 $1.61 $1.49 $2.85 $3.42 $2.76 $1.72 $1.33 $1.03 $2.07 $2.85 2019E 20$1.61 $1.49 16A2017A 2018$E2.21 2020E 2021E 2022E 8%/2$91%.72 28%/29%33%/29% 18%/29% 16%/20% 14%/20% Growth(1) $1.33 1.76x 1.33x 1.28x1.31x 1.16x 1.11x 1.05x Rat$io1(2.) 03 16A 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. (1) YoY growth of LP DCF per unit and LP distributions per unit respectively. (2) Coverage ratio calculated as total DCF over total distributions. 65 YoY Coverage Total LP DCF$353$299$388$515$609$705$807 Tota2l0L1P6A 2017A 2018E 2019E 2020E 2021E 2022E Distributions$269$246$323$416$536$643$771 8% - % 1 22% 7A 1% 29% 30% E 2% 34% 36% 2% 38% 39% 2% 40% 41% 2 2% 41% 42% 92% 20 78% 201 68% 69% 2018 63% 64% 2019E 59% 60% 2020E 57% 58% 2021E 55% 57% 022E 20% 24% 6 261 6.9 243 220 205 5. 178 4.7 1 154 4. 124 3.5 107 94 2.8 1 2.2 73 1.7 52 1.4 40 41 29 $266 7 $491 $214 $266 $164 $815 $1,108 $2 $6$41265 $125 $164 $86 $719 $169 $176 $684 $9$2430 $611 $124 $2 $44 $214 $125 $125 $110 $186 $349 $75 $169 $352 $416 2019E $3$2926 2 $188 .4 $381 2018E $349 2017A 20 $92 $322 2020E 22$E229 $222801 02$12E20 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AM ($ in millions, unless otherwise noted) Operations & EBITDA Low Pressure (Bcf/d) | Water Handling (MBbls/d) Capital Expenditures Gathering & Compression Water Handling Earn-out payment Stonewall Wastewater MPLX JV Low Pressure Water Delivery Produced Water EBITDA $925 $925 $815 $1,642 $1,413 $719 $1,409 $1,222 $1,105 $1,229 $989 $851 $2 $729 $214 $730 7 $529 $404 $529 6 404 6 5 $14 4 E E 2021E $1942022E $19 2.2 4 3.1 2.7 2016A 2017A 2018E 2019E 2020E 2.0121E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E 0.8 1.1 1.2 1.5 DCF20a17nA d Distrib20u18tEions per20U19nE it 2022E Distribution Breakdown 016A 2020E 2021E2018E – 2022E CAGR LP DCF per Unit LP Distributions per Unit AM LPs AMGP (IDRs) Series B Uni ts $4.29 $3.76 $3.33 -% 1% 1% 2% $3.02 $3.75 2% 2% 2% $2.40 $3.24% $2.06 $3.42 $2.97$4.10 $1.61 $1.49 $2.58 $3.42 $2.76 $1.72 $2.15 $1.33 $1.03 $2.07 $2.85 2019E 20$1.61 $1.49 16A 2017A 2018$E2.21 2020E 2021E 2022E 64% Growth(1) $1.33 1.76x 1.33x 1.28x 1.15x 1.21x 1.15x 1.12x Rat$io1(2.) 03 16A 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. (1) YoY growth of LP DCF per unit and LP distributions per unit respectively. (2) Coverage ratio calculated as total DCF over total distributions. 66 YoY8%/2$91%.72 28%/29%16%/25%26%/20%10%/15%13%/15% Coverage Total LP DCF$353$299$388$451$568$627$708 Tota2l0L1P6A 2017A 2018E 2019E 2020E 2021E 2022E Distributions$269$246$323$403$485$559$643 8% - % 1 22% 7A 1% 29% 30% E 2% 34% 36% 2% 37% 39% 2% 38% 41% 2 2% 40% 42% 92% 20 78% 201 68% 69% 2018 63% 2019E 59% 61% 2020E 57% 60% 2021E 55% 58% 022E 16% 19% 62.192 4 178 189 172 154 154.4 124 3.8 1 3. 3.1 96 87 2.6 1 68 1.7 49 1.4 40 41 29 $491 0.00 7 $124 $491 $266 $266 $186 $646 $164 $14 $125 $176 $646 $125 $430 $124 $2 $214 $381 $169 $488 $506 $352 $349 $186 $75 $168 $178 $272 $188 .42016A 2018E $381 2017A $349 $682020 $926019 $260 $85 $228 $224 $168 $147 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Base Volumes Case AMGP ($ in millions, unless otherwise noted) IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions ’18 – ’22 CAGR  IDR LLC owns the 100% of the IDRs in AM and has two share classes SQ AM Distribution Policy SQ AM Fully Distributed $441$441 $36$9369   AMGP owns 100% of the Series A units Management owns 100% of the Series B units $415$416 $302 $302  Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter $237 $236 $326 $326  Remaining profits pass through AMGP via Series A shares $250 $251 $144 $147  Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively $86 $166 $52 $86 $101 $166  $48 $52$10 2016A $101 2017A2018E $48 2019E 2020E 2021E 2022E $10 2016A 2017A 2018E 2019E 2020E 2021E 2022E IDR LLC Cash Flow AMGP & Series B Unit Valuation(1,2,5) $592 Distributions to AMGP Taxes G&A Series B Reserved CF 2016A 2017A 2018E 2019E 2020E 2021E 2022E AM Distributions to IDR LLC $17 $70 $144 $237 $357 $464 $592 Series B Take --(2) (7) (12) (20) (26) (34) Cash Distributions to AMGP $17 $67 $137 $224 $338 $438 $559 G&A(3) (1) (1) (2) (2) (2) (2) (2) $85 Taxes (7) (7) (34) (56) (85) (111) (141) $2 CAFD to AMGP Shareholders $10 $59 $101 $166 $251 $326 $416 Illustrative Yield 3.3% 3.3% 3.3% 3.3% 3.3% 3.8% 5.0% $34$34 $11 $2 $1$00101 $$66 $ 2016A 2017A 2018E2019E2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. (1) (2) (3) (4) (5) Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis derived on slide 18. Excludes IPO related G&A. Series B valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis as presented on page 91. 67 AMGP Valuation $290 $1,788 $3,049 $5,028 $7,587 $8,531 $8,343 Series B Valuation(4) N/A N/A $63 $182 $335 $392 $381 $17 $ $2 $2 $464 $34 $141 $2 $357 $2 $111 $416 $2 $237 $2 $326 $251 $2 $144 $56 $166 $69 $2 $ 2 $1100 $4$848 32% 43% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Management Projections: AR Downside Volumes Case AMGP ($ in millions, unless otherwise noted) IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions  IDR LLC owns the 100% of the IDRs in AM and has two share classes SQ AM Distribution Policy SQ AM Fully Distributed $441   AMGP owns 100% of the Series A units Management owns 100% of the Series B units ’18 – ’22 CAGR $369 $371 $415 $302  Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter $314 $326 $237 $273 $326  Remaining profits pass through AMGP via Series A shares $250 $144 $191 $166 $266  Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively $86 $146 $101 $52 $215 $86  $48 $157 2019E $10 $52 2016A $10 2017A $48 $120018E 2020E 2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E IDR LLC Cash Flow AMGP & Series B Unit Valuation(1,2,5) Distributions to AMGP Taxes G&A Series B Reserved CF 2016A 2017A 2018E 2019E 2020E 2021E 2022E $2 AM Distributions to IDR LLC $17 $70 $144 $225 $306 $380 $464 $464 $2 Series B Take --(2) (7) (12) (17) (21) (26) Cash Distributions to AMGP $17 $67 $137 $213 $290 $359 $438 (3) (1) (1) (2) (2) (2) (2) (2) G&A Taxes (7) (7) (34) (53) (73) (90) (111) $2 $2 CAFD to AMGP Shareholders $10 $59 $101 $157 $215 $266 $326 $53 Illustrative Yield 3.3% 3.3% 3.3% 3.3% 3.3% 4.8% 5.7% $2 $34 165 $1 $2 $1 $17 $$66 $$1100 2016A 2017A 2018E 2019E2020E2021E 2022E 2016A 2017A 2018E 2019E 2020E 2021E 2022E Source: Management Projections, Company Filings. (1) (2) (3) (4) Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis derived on slide 18. Excludes IPO related G&A. Series B Valuation calculated as 6% of the valuation of AMGP less $2 billion. 68 AMGP Valuation $290 $1,788 $3,049 $4,768 $6,508 $5,511 $5,725 Series B Valuation(4) N/A N/A $63 $166 $270 $211 $223 $38$02 $2 $111 $306 $2$2 $90 $326 $225 $73 $266 $144 $56 $215 $157 $2 $69 $34 $ $1$01001 $$4488 34% 27% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AM Status Quo AR Base Volumes Case, AR Downside Volumes Case, and Wall Street Consensus ($ in millions, unless otherwise noted) Wall Street Consensus Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case 2019E – 2022E CAGR Commentary EBITDA $4.29 $1,642  AM is covered by 14 analysts as compared to 22 for AR and 12 for AMGP $3.81 $1,413 $1,382 $1,564 $3.42 $1,222 $1,409  Median price target of $37.50 as of 10/3/2018 $1,152 $989 $1,229 $931 $1,105 $730 $709 $729  Average price target range of $33.00 - $51.00 as of 10/3/2018 $851 $529 2017A 2018E 2019E 2020E 2021E 2022E 2019E – 2022E CAGR 2019E – 2022E CAGR Distributable Cash Flow / LP Unit Distributions per Unit 1E $4.29 $4.10 $3.51 $3.42 $3.75 $3.76 16% $3.13 $2.85 $3.42 $3.33 $2.97 $3.174 $2.21 $2.21 $2.71 $2.74 $2.82 $2.58 $1.72 $1.72 $2.15 $3.02 $1.71 $2.20 $2.06 $2.40 $0.47 $2.06 $1.61 2017A 2018E 2019E 2020E 2021E 2022E 2017A 2018E 2019E 2020E 2021E 2022E 69 Source: Management Projections, Thomson One, FactSet as of 10/3/2018. 23% 17% 17% 16% 5% 18% 19% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

AMGP Status Quo AR Base Volumes Case, AR Downside Volumes Case, and Wall Street Consensus ($ in millions, unless otherwise noted) Wall Street Consensus Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case 2019E – 2022E CAGR Commentary EBITDA $4.29 $559  AMGP is covered by 12 analysts as compared to 22 for AR and 14 for AM $3.81 $438 $3.42 $438 $458  Median price target of $23.00 as of 10/3/2018 $338 $359 $290 $390 $224  Average price target range of $19.00 - $27.00 as of 10/3/2018 $334 $137 $133 $213 $224 $137 $59 2017A 2018E 2019E 2020E 2021E 2022E 2019E – 2022E CAGR 2019E – 2022E CAGR Total Distributions to AMGP Shareholders Distributions per Share 1E $416 $2.23 $326 $1.75 $326 $1.75 $251 $266 $1.35 $1.43 $215 $1.15 $166 $0.89 $250 $1.34 $101 $0.54 $100 $0.54 $157 $165 $0.85 $0.89 $56 $0.30 $101 $0.54 2017A 2018E 2019E 2020E 2021E 2022E 2017A 2018E 2019E 2020E 2021E 2022E 70 Source: Management Projections, Thomson One, FactSet as of 10/3/2018. Note: WSC estimates available for AMGP through 2020E. 2017A distributions / share represents 4th quarter distribution annualized. 36% 27% 36% 27% 36% 27% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Projections at Transaction AR Base Volumes Case & AR Downside Volumes Case ($ in millions, unless otherwise noted) ll Street Consensus EBITDA Mgmt. Projections at AR Base Case Mgmt. Projections at AR Downside Productio n Case Distributable Cash Flow 2019E – 2022E CAGR 2019E – 2022E CAGR $4.29 $1,642 $1,395 $3.81 $1,4$133.42 $1,212 $1,222 $1,008 $1,409 $1,195 $989 $822 $1,229 $1,054 $1,105 $928 $851 $695 2019E 2020E 2021E 2022E 2019E 2020E 2021E 2022E Distributable Cash Flow / Share Dividend / Share 2019E – 2022E CAGR 1E 2019E – 2022E CAGR $2.75 $2.24 $2.39 $1.87 $1.99 $1.56 $2.35 $1.90 $1.64 $2.08 $1.65 $1.21 $1.83 $1.44 $1.15 $1.38 2019E 2020E 2021E 2022E 2019E 2020E 2021E 2022E 71 Source: Management Projections, Thomson One, FactSet as of 10/3/2018. Note: Analysis based on fully diluted share count. 19% 19% 23% 18% 19% 20% 18% 18% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

Cost of Capital 72 CONFIDENTIAL DRAFT SUBJECT TO CHANGE

SQ AM Peer Group Cost of Equity Analysis

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Comparable Public Company Yield-Based Cost of Equity

Expected Total Return

A	B	C	D	E	F
Company	Expected Current - 2020E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth[1]	Current Yield	Implied Total Return
CNX Midstream Partners LP	14.9%	4.0%	5.6%	6.9%	12.5%
Phillips 66 Partners LP	10.5%	4.0%	5.0%	5.4%	10.4%
Hess Midstream Partners LP	15.2%	4.0%	5.7%	6.0%	11.7%
Noble Midstream Partners LP	20.1%	4.0%	6.4%	5.4%	11.9%
BP Midstream Partners LP	14.7%	4.0%	5.6%	5.6%	11.2%
Shell Midstream Partners LP	11.6%	4.0%	5.1%	6.7%	11.8%
Valero Energy Partners LP	13.7%	4.0%	5.5%	5.4%	10.9%
Western Gas Partners, L.P.	6.1%	4.0%	4.3%	8.4%	12.7%
EQT Midstream Partners LP	14.3%	4.0%	5.6%	8.2%	13.8%
Median	14.7%	4.0%	5.6%	6.0%	11.7%
Mean	14.4%	4.0%	5.6%	5.9%	11.5%

Cost of Equity

Sensitized Peer Total Return

Cost of Equity	11.2%	12.2%

Cost of Equity

Barra Beta

	Low	High
Raw Beta [2]	0.86	1.16
Spot Risk-Free Rate [3]	3.1%	3.1%
Equity Risk Premium[4]	6.0%	6.0%
Cost of Equity	8.3%	10.1%

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 10/3/2018.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.
(2) Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(3) 20-year treasury bond yield as of 9/21/18.
(4) Duff & Phelps historical arithmetic premium.

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SQ AMGP Peer Group Cost of Equity Analysis Comparable Public Company Yield-Based Cost of Equity Expected Total Return Expected Current - 2020E Distribution CAGR Long-Term Economic Growth Estimate Expected Growth(1) Company Current Yield Implied Total Return 4.0% 4.8% 7.3% 12.1% Western Gas Equity Partners, LP 9.1% Cost of Equity Sensitized Peer Total Return Cost of Equity Barra Beta Low High (2) Raw Beta 0.70 0.95 (3) Spot Risk-Free Rate 3.1% 3.1% Equity Risk Premium (4) 6.0% 6.0% Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 10/3/2018. (1) Weights Expected Current – 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 9/21/18. Duff & Phelps historical arithmetic premium. (2) (3) (4) 74 Cost of Equity7.4%8.9% Cost of Equity 10.8% 11.8% M edian 9.1% 4.0% 4.8% 6.5% 11.3% M ean 9.1% 4.0% 4.8% 6.5% 11.3% EQT GP Holdings LP 9.0% 4.0% 4.8% 5.8% 10.6% A B C D E F CONFIDENTIAL DRAFT SUBJECT TO CHANGE

PF AMGP Peer Group WACC Analysis

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Expected Total Return

A	B	C	D	E	F
Company	2018E - 2020E Dividend CAGR	Long-Term Economic Growth Estimate	Expected Growth[(1)]	Current Yield	Implied Total Return
Kinder Morgan Inc	25.0%	4.0%	7.1%	2.7%	9.9%
ONEOK, Inc.	10.5%	4.0%	5.0%	4.4%	9.3%
Plains All American Pipeline GP	9.7%	4.0%	4.9%	4.8%	9.6%
SemGroup Corporation	4.9%	4.0%	4.1%	8.1%	12.2%
Targa Resources Corp.	1.4%	4.0%	3.6%	6.2%	9.8%
The Williams Companies, Inc.	12.0%	4.0%	5.2%	4.3%	9.5%
EQT GP Holdings LP	9.0%	4.0%	4.8%	5.8%	10.6%
Western Gas Equity Partners, LP	9.1%	4.0%	4.8%	7.3%	12.1%
CNX Midstream Partners LP	14.9%	4.0%	5.6%	6.9%	12.5%
EQT Midstream Partners LP	14.3%	4.0%	5.6%	8.2%	13.8%
Hess Midstream Partners LP	15.2%	4.0%	5.7%	6.0%	11.7%
Noble Midstream Partners LP	20.1%	4.0%	6.4%	5.4%	11.9%
BP Midstream Partners LP	14.7%	4.0%	5.6%	5.6%	11.2%
Shell Midstream Partners LP	11.6%	4.0%	5.1%	6.7%	11.8%
Valero Energy Partners LP	13.7%	4.0%	5.5%	5.4%	10.9%
Median	12.0%	4.0%	5.2%	5.8%	11.2%
Mean	12.4%	4.0%	5.3%	5.9%	11.1%

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 10/3/2018.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.

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PF AMGP Peer Group WACC Analysis (cont.) Cost of Equity Comparable Company Yield-Based Cost of Equity Barra Beta Low High Low High (2) Raw Beta 0.84 1.14 (3) Spot Risk-Free Rate 3.1% 3.1% Cost of Equity 10.7% 11.7% Equity Risk Premium (4) 6.0% 6.0% Market Value of Equity $8,888 $8,888 Cost of Capital PF Capital Structure Cost of Capital Optimal Capital Structure(5) Low High Low High Cost of Equity Cost of Debt 10.7% 3.4% 11.7% 4.9% Cost of Equity 10.7% 3.4% 11.7% 4.9% (1) Cost of Debt Market Value of Equity Total Debt $8,888 $3,460 $8,888 $3,460 Market Value of Equity Total Debt $8,888 $1,420 $8,888 $1,420 Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 10/3/2018. (1) (2) (3) (4) (5) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 5.6% cost of debt at AM. Barra beta as of 3/23/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 9/21/18. Duff & Phelps historical arithmetic premium. Optimal Capital Structure based on Total Debt of 3.5x 2019E EBITDA 76 Cost of Equity9.7%10.8% Cost of Capital8.7%9.8% Cost of Capital10.7%11.7% Cost of Equity8.2%10.0% CONFIDENTIAL DRAFT SUBJECT TO CHANGE

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